    As filed with the Securities and Exchange Commission on April 30, 1999

                                                       Registration Nos. 2-30771
                                                                       811-01764
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  [ ] Pre-Effective Amendment No.
                  [X]   Post-Effective Amendment No. 45*


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                  [X]   Amendment No. 45*


                      AMERICAN FIDELITY SEPARATE ACCOUNT A
              (FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
                           (Exact Name of Registrant)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                               (Name of Depositor)

  2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA        73106
  (Address of Depositor's Principal Executive Offices)      (Zip Code)

  Depositor's Telephone Number, Including Area Code   (405) 523-2000


  Stephen P. Garrett                                  Copies to:
  Senior Vice President
  Law and Government Affairs                 Connie S. Stamets, Esq.
  American Fidelity Assurance Company        Winstead Sechrest & Minick P.C.
  2000 N. Classen Boulevard                  5400 Renaissance Tower
  Oklahoma City, Oklahoma 73106              1201 Elm Street
  (Name and Address of Agent for Service)    Dallas, Texas 75270


Approximate Date of Proposed Public Offering:    As soon as practicable after
                                                 effectiveness of the
                                                 Registration Statement

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on May 1, 1999 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:       Group variable annuity contracts




================================================================================

                       AMERICAN FIDELITY SEPARATE ACCOUNT A

                              Cross Reference Sheet
                              Pursuant to Rule 495

Item
 No.                       Item                                                 Location in Prospectus
-------                    ----                                                 ----------------------
                                     PART A

1        Cover Page...........................................         Cover Page
2        Definitions .........................................         Glossary of Terms
3        Synopsis ............................................         Summary
4        Condensed Financial Information......................         Condensed Financial Information
5        General Description of Registrant,
           Depositor, and
           Portfolio Companies................................         American Fidelity, Separate
                                                                         Account A and Dual Strategy Fund
6        Deductions and Expenses..............................         Expenses
7        General Description of Variable Annuity
            Contracts.........................................         The Contract
8        Annuity Period ......................................         Annuity Provisions
9        Death Benefit .......................................         Death Benefit
10       Purchases and Contract Value ........................         Purchasing Accumulation Units
11       Redemptions .........................................         Withdrawals
12       Taxes ...............................................         Federal Tax Matters
13       Legal Proceedings ...................................         Legal Proceedings
14       Table of Contents of the Statement of
         Additional Information ..............................         Table of Contents of Statement of
                                                                         Additional Information

                                     PART B

15       Cover page...........................................         Cover Page
16       Table of Contents....................................         Table of Contents
17       General Information and History .....................         General Information and History
18       Services.............................................         Not Applicable
19       Purchase of Securities Being Offered.................         Not Applicable
20       Underwriters.........................................         Underwriter
21       Calculation of Performance Data......................         Performance Information
22       Annuity Payments.....................................         Annuity Payments
23       Financial Statements.................................         Financial Statements

                                     PART C

         Information required to be included in Part C is set forth under the appropriate item as numbered in Part C of this Registration Statement.

                                   AFPR1ME


                                   GROWTH


                             Variable Annuity(TM)



                                     FROM

                            [AMERICAN FIDELITY LOGO]


                    A MEMBER OF THE AMERICAN FIDELITY GROUP



                                   May 1, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                    AFPR1ME


                                     GROWTH


                              Variable Annuity(TM)



                                   ISSUED BY



                      AMERICAN FIDELITY SEPARATE ACCOUNT A



                                      AND



                      AMERICAN FIDELITY ASSURANCE COMPANY


                                   PROSPECTUS

                                  MAY 1, 1999



     American Fidelity Separate Account A ("Separate Account A") is offering the AFPR1ME GROWTH Variable Annuity(TM) to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH Variable Annuity(TM) is issued by American Fidelity Assurance Company (we or "American Fidelity") in the form of group contracts ("Contracts").


     The assets of Separate Account A will be invested solely in American Fidelity Dual Strategy Fund ("Dual Strategy Fund"). Dual Strategy Fund has as its primary investment objective long-term growth of capital which it endeavors to achieve through a diversified investment portfolio consisting primarily of common stock. A secondary investment objective of Dual Strategy Fund is the production of income. Any income and realized capital gains will be reinvested in shares of Dual Strategy Fund. The value of a Contract will vary with the investment performance of Dual Strategy Fund. There is no assurance that the investment objectives of Dual Strategy Fund will be met. The Participants in each Contract bear the entire investment risk for amounts invested under the Contracts.


     This Prospectus sets forth information about the Contracts and Separate Account A that a prospective investor ought to know before investing. To learn more about the Contracts and Separate Account A, you may obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and therefore is legally a part of the Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other material regarding companies that file electronically with the SEC. The table of contents of the SAI appears on the last page of this Prospectus. For a free copy of the SAI, call us at
(800) 662-1106 or write to us at P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523 or e-mail us at va.help@af-group.com.



     Investment in a variable annuity contract is subject to risks, including the possible loss of principal amount invested. Interests in the Contracts are not deposits or obligations of, or guaranteed by, any financial institution and are not insured by the Federal Deposit Insurance Corporation or any other agency.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            ------------------------

                THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR
                                FUTURE REFERENCE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
Glossary of Terms...........................................     3
Summary.....................................................     4
Fee Table...................................................     5
Condensed Financial Information.............................     6
Performance.................................................     6
American Fidelity, Separate Account A and Dual Strategy
  Fund......................................................     7
  American Fidelity.........................................     7
  Separate Account A........................................     7
  Dual Strategy Fund........................................     7
  Voting Rights.............................................     8
  Substitution..............................................     8
The Contract................................................     8
Annuity Provisions..........................................     9
  Annuity Date..............................................     9
  Selection of an Annuity Option............................     9
  Annuity Payments..........................................     9
  Annuity Options...........................................    10
Purchasing Accumulation Units...............................    10
  Premium Deposits..........................................    10
  Accumulation Units........................................    11
Expenses....................................................    11
  Sales Charge..............................................    11
  Insurance Charges.........................................    12
  Premium Taxes.............................................    12
  Income Taxes..............................................    12
  Dual Strategy Fund Expenses...............................    12
Withdrawals.................................................    12
Death Benefit...............................................    13
Federal Tax Matters.........................................    13
  General...................................................    13
  Taxes Payable by Participants and Annuitants..............    14
  Section 403(b) Annuities for Employees of Certain
     Tax-Exempt Organizations or Public Educational
     Institutions...........................................    14
  Sections 401(a), 401(k) and 403(a) Qualified Pension,
     Profit-Sharing or Annuity Plans........................    15
  Individual Retirement Annuities (IRAs)....................    16
  Diversification...........................................    17
Other Information...........................................    18
  Distribution..............................................    18
  Legal Proceedings.........................................    18
  Financial Statements......................................    18
Table of Contents of Statement of Additional Information....    18

                               GLOSSARY OF TERMS

     Some of the terms used in this Prospectus are technical. To help you understand these terms, we have defined them below and have capitalized them throughout the Prospectus.

     Accumulation Period: The period of time between becoming a Participant and the commencement of Annuity Payments.

     Accumulation Unit: A standard of measurement used to measure the value of each Participant Account.

     Annuitant: The Participant on whose life Annuity Payments will be based and who will receive Annuity Payments pursuant to a Contract.

     Annuity: A series of installment payments for the life of the Annuitant, or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of their survivor, with either a minimum number of payments or a specific sum.

     Annuity Date: The date Annuity Payments begin.

     Annuity Options: The four alternative methods to receive Annuity Payments available under the Contract.

     Annuity Payments: Payments made after retirement to Annuitants pursuant to the Contract.

     Annuity Period: The period of time between commencement of Annuity Payments and the payment of the last Annuity Payment due under the Contract.

     Annuity Unit: A measure used to calculate the amount of Annuity Payments.

     Contract: The master group contract between American Fidelity and a Contract Owner.

     Contract Owner: The entity to which a Contract is issued, which is normally the employer of Participants or an organization representing such employer.

     Participant: A person having an interest in a Contract through Premium Deposits, but who has not begun to receive Annuity Payments.

     Participant Account: The account we maintain for each Participant reflecting the Accumulation Units credited to the Participant.

     Premium Deposit: Money invested by or on behalf of Participants in a Contract.

                                    SUMMARY

     The following information is a summary of some of the more important features of your Contract. More detailed information is contained in the corresponding sections of this Prospectus.

     The Contract. The Contract is a group deferred variable annuity policy issued by American Fidelity. It is a contract between the Contract Owner and American Fidelity, which is an insurance company. The Contract provides a means for investing on a tax deferred basis in Dual Strategy Fund. The Contract is designed for people seeking long-term tax deferred accumulation of assets, generally for retirement or other long-term purposes. The tax deferred feature is most attractive to people in high federal and state tax brackets. You should not become a Participant if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in.

     Like all deferred annuities, the Contract has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, you invest money in your annuity on a pre-tax basis (subject to limitations explained under "Federal Tax Matters"), and your earnings accumulate on a tax deferred basis. Your earnings are based on the investment performance of Dual Strategy Fund. You can withdraw money from your Participant Account during the Accumulation Period; federal income tax and penalties may apply if you make withdrawals before age
59 1/2. The Annuity Period occurs when you begin receiving regular payments from your Participant Account. Among other factors, the amount of the payments you may receive during the Annuity Period will depend upon the amount of money you are able to accumulate in your Participant Account during the Accumulation Period.

     Dual Strategy Fund. Premium Deposits are used to purchase, at net asset value, shares of Dual Strategy Fund. Dual Strategy Fund has investment objectives and policies that are described in the accompanying prospectus for Dual Strategy Fund. You can make or lose money on your investment, depending upon market conditions.

     Annuity Provisions. You may receive monthly Annuity Payments from your Contract under an Annuity Option.

     Purchasing Accumulation Units. You may make Premium Deposits at any time during the Accumulation Period to increase the number of Accumulation Units in your Participant Account. The minimum initial Premium Deposit is $20 and the minimum Premium Deposit thereafter is $10. You must complete an application and make your first Premium Deposit to become a Participant. Accumulation Units are valued each business day based on the investment performance of Dual Strategy Fund after deduction of the mortality and expense risk charge.

     Expenses. There is a one-time fee of $15 deducted from the initial Premium Deposit of each Participant, and $.50 is deducted from each Premium Deposit. In addition, American Fidelity deducts sales, administrative expense and minimum death benefit expense charges from each Premium Deposit at the time of payment. These charges, as a percentage of Premium Deposits, are as follows: 3% sales charge, .25% administrative expense, and .75% minimum death benefit expense. The annual mortality and expense risk charge deducted from the average daily value of your Participant Account every year is .96025%.

     Some states require the payment of premium taxes on Premium Deposits or Annuity Payments. Presently, premium taxes range from 0 to 4.0%.

     Because Separate Account A purchases shares of Dual Strategy Fund, the net assets of Separate Account A will reflect the investment advisory fee and portfolio expenses incurred by Dual Strategy Fund. Dual Strategy Fund pays its investment adviser, American Fidelity, an annual management and investment advisory fee of .50% of the value of the average daily net assets of Dual Strategy Fund.


     Withdrawals. You may make a withdrawal at any time during the Accumulation Period. There are no fees charged upon withdrawals. Under federal tax laws, there are restrictions on when you can withdraw from a qualified plan, and you may have to pay income tax and a tax penalty on any money you take out. If a withdrawal causes a Participant Account to have a remaining value of less than $1,000, we may redeem all your Accumulation Units and cancel your Participant Account. After a complete withdrawal, you may not establish a new Participant Account without our consent.

     Although the Contract has no "free-look" provision, you do have the right to withdraw all or part of the value of your Participant Account at any time without paying a withdrawal fee.

     Death Benefit. If you die during the Accumulation Period, the person you have selected as your beneficiary will receive a death benefit. In most cases, when you die, your beneficiary will receive the death benefit without going through probate.

     Federal Tax Matters. Generally, the Premium Deposits you make are excludable from your gross income, and earnings are not taxed until you make withdrawals. In most cases, if you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a federal tax penalty on the taxable amounts withdrawn, which in most cases is 10% on the taxable amounts. All payments during the Annuity Period are taxable.

     Inquiries. If you have any questions about your Contract or need more information, please contact us at:

              American Fidelity Assurance Company
              Annuity Services Department
              P.O. Box 25523
              Oklahoma City, OK 73125-0523


              Telephone: (800) 662-1106


              E-mail: va.help@af-group.com


                                   FEE TABLE

Contract Owner Transaction Expenses (as a percentage of
  purchase payments)
  Sales Charges.............................................      3.00%
  Administrative Expense....................................      0.25%
  Minimum Death Benefit Expense.............................      0.75%
  Deferred Sales Load.......................................      None
  Surrender Fees............................................      None
  Exchange Fee..............................................      None
Per Payment Charge..........................................    $ 0.50
One-time Contract Certificate Fee...........................    $15.00
Separate Account A Annual Expenses (as a percentage of
  average account value)
  Mortality and Expense Risk Fees...........................    .96025%
Dual Strategy Fund Annual Expenses (as a percentage of its
  average net assets)
  Management Fee............................................    .50000%

     The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects the expenses of both Separate Account A and Dual Strategy Fund. For a more complete explanation of each of the expense components, see "Expenses" in this Prospectus as well as the description of expenses of Dual Strategy Fund in the accompanying prospectus. Premium taxes are not shown in the fee table, but may be charged by some states on purchase payments or amounts annuitized. Presently, premium taxes range from 0 to 4.0%.

EXAMPLE

     If you surrender your Contract or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$69       $99      $131       $221

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance. Under federal income tax laws, a penalty tax may be assessed upon withdrawal of amounts accumulated under a Contract prior to commencement of Annuity Payments.

                        CONDENSED FINANCIAL INFORMATION

     The following table shows Accumulation Unit values and the number of Accumulation Units outstanding for Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, as of the dates indicated. The information is derived from the financial statements of American Fidelity Variable Annuity Fund
A. Beginning January 1, 1999, Accumulation Unit information for Separate Account A will reflect its operations as a unit investment trust investing in Dual Strategy Fund.


                             1998      1997      1996     1995(A)    1994     1993     1992     1991     1990     1989
                            -------   -------   -------   -------   ------   ------   ------   ------   ------   ------
Accumulation Unit value:
  Beginning of year.......  $19.463   $15.339   $12.199   $ 9.094   $9.709   $9.108   $8.866   $6.924   $6.514   $5.110
  End of year.............  $24.333   $19.463   $15.339   $12.199   $9.094   $9.709   $9.108   $8.866   $6.924   $6.514
Number of Accumulation
  Units outstanding at end
  of year (in 000's)......    7,584     7,044     6,443     5,997    5,616    5,114    4,644    4,268    4,041    3,806


---------------


(a) Investment management by the present sub-advisers commenced October 2, 1995.



                                  PERFORMANCE


     Separate Account A may from time to time advertise performance in sales literature, advertisements and reports to Contract Owners. Performance will be calculated on the basis of total return and average annual total return for one, five and ten year periods, assuming an initial investment of $1,000, the deduction of all sales charges and other expenses from investment results and the reinvestment of dividends and distributions during the period. Total return is calculated by subtracting the initial investment from the ending value for a specified period, dividing the difference by the initial investment and converting the quotient to a percentage. Average annual total return is calculated pursuant to a standardized formula and is expressed as a percentage rate which, if applied on a compounded annual basis to the original investment, would result in the value of the investment at the end of the period. Performance calculations do not reflect the deduction of any premium taxes.

     Any past performance results are not an indication of future results. Further information regarding Separate Account A's performance is contained in the SAI.

          AMERICAN FIDELITY, SEPARATE ACCOUNT A AND DUAL STRATEGY FUND

AMERICAN FIDELITY

     American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, telephone number (405) 523-2000. American Fidelity is licensed to conduct life, annuity and accident and health insurance business in 49 states and the District of Columbia.

     American Fidelity has been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, whose managing general partners are William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam. The address of both American Fidelity Corporation and Cameron Enterprises, A Limited Partnership is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. American Fidelity served as the investment adviser to Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, and is presently the investment adviser to Dual Strategy Fund.


     Like other separate accounts, financial and business organizations and individuals around the world, Separate Account A and Dual Strategy Fund could be adversely affected if the computer systems used by American Fidelity and its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." We have had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date-related fields in our computer systems to four digits instead of two digits. At the same time, all relationships with systems outside American Fidelity must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Those systems tested on December 31, 1997 and went through year-end processing without incident. The final test of all systems will be run in 1999. Even though management of American Fidelity is expending considerable resources in a concerted effort to meet this technology-related threat, there is no guarantee that there will be no adverse impact on Separate Account A or Dual Strategy Fund of some sort as January 1, 2000 passes.


SEPARATE ACCOUNT A

     American Fidelity's Board of Directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. Separate Account A operated under the name American Fidelity Variable Annuity Fund A and was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A was reorganized to its present form as a unit investment trust. As part of the reorganization, the assets of the managed account were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Separate Account A has no sub-accounts.

     The assets of Separate Account A are held in American Fidelity's name on behalf of Separate Account A and legally belong to American Fidelity. Under Oklahoma law, however, those assets may not be charged with liabilities arising out of other business activities of American Fidelity. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A Contracts without regard to income, gains and losses of American Fidelity. American Fidelity is obligated to pay all benefits and make all payments under the Contracts.

DUAL STRATEGY FUND

     Separate Account A invests exclusively in American Fidelity Dual Strategy Fund. As part of the reorganization of Separate Account A into a unit investment trust, effective January 1, 1999, its securities portfolio was transferred to Dual Strategy Fund, which is a newly established open-end diversified management investment company.

     Pursuant to a management and investment advisory agreement and subject to the authority of Dual Strategy Fund's Board of Directors, American Fidelity serves as Dual Strategy Fund's investment adviser and conducts the business and affairs of Dual Strategy Fund. American Fidelity has engaged Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc. as sub-advisers to provide day-to-day portfolio management for Dual Strategy Fund.


     Dual Strategy Fund offers its shares to Separate Account A as a funding vehicle for the Contracts. Dual Strategy Fund shares are also offered to other separate accounts supporting other variable annuity contracts. Dual Strategy Fund does not offer its shares directly to the general public.


     Dual Strategy Fund's investment objectives are, first, long-term growth of capital and, second, the production of income. Dual Strategy Fund invests in a diversified portfolio consisting primarily of common stock. Meeting investment objectives depends on various factors, including how well the portfolio managers anticipate changing economic and market conditions. There is no assurance that Dual Strategy Fund will achieve its objectives.

     Additional information concerning Dual Strategy Fund can be found in the current prospectus for Dual Strategy Fund which accompanies this Prospectus. You should read Dual Strategy Fund's prospectus carefully before investing.

VOTING RIGHTS

     American Fidelity is the legal owner of the Dual Strategy Fund shares allocated to Separate Account A. However, we believe that when Dual Strategy Fund solicits proxies in conjunction with a shareholder vote, we are required to obtain from Contract Owners (based on instructions they receive from their respective Participants and Annuitants) instructions as to how to vote those shares. When we receive the instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

     We cannot guarantee that Dual Strategy Fund will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. A substitution of shares attributable to the Contracts will not be made without prior notice to Contract Owners, Participants and Annuitants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

                                  THE CONTRACT

     A group annuity is a contract between the Contract Owner, on behalf of its Participants, and an insurance company (in this case American Fidelity), where the insurance company promises to pay you (or someone else you choose) an income in the form of Annuity Payments beginning on a date chosen by you. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Period. Once you begin receiving Annuity Payments, your annuity is in the Annuity Period. If you or the Annuitant dies during the Accumulation Period, American Fidelity will pay a death benefit to your beneficiary.

     The Contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

     The Contract is called a variable annuity because, depending upon market conditions, you can make or lose money invested in Dual Strategy Fund. The amount of money you are able to accumulate in your Participant Account during the Accumulation Period and the Annuity Payments you will be entitled to receive depend in large part upon the investment performance of Dual Strategy Fund.

     The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time you become a Participant in the Contract unless changed at a later date. If the beneficiary and the Participant or Annuitant, as applicable, die at the same time, we will assume that the beneficiary died first for purposes of payment of the death benefit. You can name any beneficiary to be an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.

     You can change the beneficiary at any time during the Annuitant's life. To do so, you need to send a request to our home office. The request must be on a form we accept. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except a change will not cancel any irrevocable beneficiary without his or her consent. The interest of the beneficiary will be subject to any Annuity Option in effect at the Annuitant's death.

     American Fidelity may change the Contract at any time if required by state or federal laws. After a Contract has been in force for three years, we may change any term of the Contract except that benefits already earned by Participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify Contract Owners of any change at least 90 days before a change will take effect.

                               ANNUITY PROVISIONS

ANNUITY DATE

     You may receive regular monthly income payments (Annuity Payments) under your Contract. You may choose the month and year in which those payments begin. We call that date the Annuity Date. You may select an Annuity Date at any time during the Accumulation Period. You must notify us of this date at least 30 days prior to the date you want your Annuity Payments to begin. Prior to the Annuity Date, you may change the Annuity Date by written request. Any change must be requested at least 30 days prior to the new Annuity Date. Your Annuity Date must be the first day of a calendar month. The Annuity Date may not be later than the earliest to occur of the distribution date required by federal law, the Contract Owner's tax-qualified plan or, if applicable, state law.

SELECTION OF AN ANNUITY OPTION

     If the value of your Participant Account is at least $1,000, you may choose among income plans. We call those Annuity Options. If your Account is less than $1,000, we reserve the right to pay you the amount of your Participant Account in one lump sum. An election to receive Annuity Payments under an Annuity Option must be made at least 30 days prior to the Annuity Date. If no option is selected, Option 2 with 120 monthly payments guaranteed will automatically be applied. Once an Annuity Option has been selected, you may not change to another Annuity Option. Prior to the Annuity Date, you may change the Annuity Option selected by written request. Any change must be requested at least 30 days prior to the Annuity Date. If an option is based on life expectancy, we will require proof of the payee's date of birth.

ANNUITY PAYMENTS

     Annuity Payments are paid in monthly installments, although we have the right to change the frequency of payments. Should Annuity Payments become less than $20, we may change the payment interval to result in payments of at least $20. Annuity Payments may be made on a variable basis (which means they will be based on the investment performance of Dual Strategy Fund) and/or on a fixed basis (which means Annuity Payments are fixed as of the Annuity Date applying an annual rate of interest of 4%). Depending on your election, the value of your Participant Account (adjusted for any taxes) will be applied to provide the Annuity Payment. If you choose to have any portion of your Annuity Payments based on a variable Annuity Option, the dollar amount of your payment will depend upon three things: (1) the value of your Participant Account on the Annuity Date, (2) the assumed investment rate used in the annuity table for the Contract, and (3) the performance of Dual Strategy Fund. The assumed investment rate will be 4.5%. If the actual performance exceeds the 4.5% assumed rate, your Annuity Payments will increase. Similarly, if the actual rate is less than

4.5%, your Annuity Payments will decrease. The amount of the first Annuity Payment will depend on the Annuity Option elected and the age of the Annuitant at the time the first payment is due.

ANNUITY OPTIONS

     You may choose one of the following Annuity Options. After Annuity Payments begin, you cannot change the Annuity Option.

     OPTION 1. Life Variable Annuity: We will make monthly payments during the life of the Annuitant. If this option is elected, payments will stop when the Annuitant dies.

     OPTION 2. Life Variable Annuity with Payments Certain: We will make monthly payments for the guaranteed period selected during the life of the Annuitant. When the Annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the Annuitant's death. If the beneficiary dies before the end of the guaranteed period, the present value of the remaining payments will be paid to the estate of the beneficiary based on an annual compound interest rate of 3 1/2%. The guaranteed period may be 10 years, 15 years or 20 years.

     OPTION 3. Unit Refund Life Variable Annuity: We will make monthly payments during the lifetime of the Annuitant. Upon the Annuitant's death, we will make an additional payment equal to the value at the date of death of the number of Variable Annuity Units equal to the excess, if any, of (a) the total amount applied under this option divided by the Variable Annuity Unit value on the Annuity Date over (b) the Variable Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments paid prior to death.

     OPTION 4. Joint and Survivor Annuity: We will make monthly payments during the joint lifetime of the Annuitant and a joint Annuitant. Payments will continue during the lifetime of the surviving Annuitant based on 66 2/3% of the Annuity Payment in effect during the joint lifetime. If the joint Annuitant is not the Annuitant's spouse, this Annuity Option may not be selected if, as of the Annuity Date, the present value of the Annuity Payments which would be payable to the joint Annuitant exceeds 49% of the present value of all payments payable to the Annuitant and the joint Annuitant.

     OTHER OPTIONS. A Participant has the further option to elect forms of fixed annuities having essentially the same characteristics as Annuity Options 1 through 4 above.

                         PURCHASING ACCUMULATION UNITS

PREMIUM DEPOSITS

     A Premium Deposit is the money you give us to increase the number of Accumulation Units in your Participant Account. You may make Premium Deposits at any time during the Accumulation Period. You may increase, decrease or change the frequency of such payments. The first Premium Deposit must be at least $20, and after that each Premium Deposit must be at least $10. If in any year a Participant makes no Premium Deposits, the Contract will not lapse with respect to the Participant. We reserve the right to reject any application or Premium Deposit. We may deduct amounts from Premium Deposits for premium taxes, if any.

     Once we receive your Premium Deposit and application, we will issue you a certificate evidencing your participation in the Contract and invest your first Premium Deposit within two business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. We will credit your subsequent Premium Deposits to your Participant Account using the Accumulation Unit value next determined after receipt. If we receive a Premium Deposit by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of Accumulation Units to credit to your account.

ACCUMULATION UNITS

     The value of your Participant Account will go up or down depending upon the investment performance of Dual Strategy Fund. The value of your Participant Account will also depend on the expenses of Separate Account A. In order to keep track of the value of your Participant Account, we use a measurement called an Accumulation Unit. During the Annuity Period, we call the unit an Annuity Unit.

     Every business day we determine the value of an Accumulation Unit by multiplying the Accumulation Unit value for the previous period by a factor for the current period. The factor, which we call the net investment factor, is determined by:

     1. dividing the value of a Dual Strategy Fund share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of a Dual Strategy Fund share for the previous period, and

     2. subtracting from that amount the mortality and expense risk charge.

The value of an Accumulation Unit may go up or down from day to day.

     When you make a Premium Deposit, we credit your Participant Account with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the net Premium Deposit (after deduction of 4% to cover sales, administrative and maximum death benefit charges and $.50 per Premium Deposit) by the value of the Accumulation Unit. A $15 Contract certificate issuance fee will also be deducted from the first Premium Deposit.

     We calculate the value of an Accumulation Unit after the New York Stock Exchange closes, currently 4:00 p.m., Eastern Time, on each day American Fidelity is open for business and then credit your Participant Account accordingly.

EXAMPLE:

     On Thursday we receive an additional Premium Deposit of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an Accumulation Unit is $20.25. We then divide $95.50 by $20.25 and credit your Participant Account on Thursday night with 4.72. Accumulation Units.

     The value of a Participant's individual account at any time prior to commencement of Annuity Payments is determined by multiplying the total number of Accumulation Units credited to his or her account by the current Accumulation Unit value. Each Participant is advised semiannually of the number of Accumulation Units credited to his or her account, the current Accumulation Unit value, and the total value of the account.

                                    EXPENSES

     There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are explained below.

SALES CHARGE

     We deduct 3% from each Premium Deposit received as a sales charge. The sales charge is intended to recover all distribution expenses associated with marketing Contracts. In the event the sales charge is not adequate to recover all distribution expenses, the resulting "shortfall" is borne by American Fidelity. Any such shortfall amounts paid by us may consist, among other things, of proceeds derived from mortality and expense risk charges discussed below. The sales charge for lump sum or periodic payments of $2,000 or greater may be less than 3%, depending on the actual commission paid.

INSURANCE CHARGES


     Administrative Expenses. We deduct 1/4% of each Premium Deposit received to reimburse us for administrative expenses we incur in administering Contracts, including salaries, rent, postage, telephone, office equipment, printing, travel, and legal, actuarial and accounting fees.


     There is an additional administrative charge against each Premium Deposit of $.50 and a one-time certificate issuance fee of $15. The $.50 per payment deduction will not be increased until Premium Deposits on behalf of a Participant equal twice the amount of Premium Deposits made during the first year of participation. The deduction may be increased on Premium Deposits in excess of such amount.

     Minimum Death Benefit. A deduction of 3/4% of each Premium Deposit is made for the minimum death payment. This deduction is not applicable after a Participant attains age 65.

     Mortality and Expense Risk. American Fidelity assumes the risk that the actuarial estimate of mortality rates among variable annuitants may be erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations. For mortality and expense risks assumed, American Fidelity receives .96025% on an annual basis (.0026308% for each one-day valuation period) of average account value. Of this amount, .85% is for mortality risks and .11025% is for expense risks.

PREMIUM TAXES

     Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. American Fidelity is responsible for the payment of these taxes and will make a deduction from the value of your Participant Account for them. Some of these taxes are due when Premium Deposits are made; others are due when Annuity Payments begin. It is our current practice to pay any premium taxes when they become payable to the states. Premium taxes presently range from 0% to 4%, depending on the state.

INCOME TAXES

     American Fidelity will deduct from each Contract any income taxes which it may incur because of the Contract. Currently, American Fidelity is not making any such deductions.

DUAL STRATEGY FUND EXPENSES

     There are deductions from and expenses paid out of the assets of Dual Strategy Fund which are described in the attached prospectus for Dual Strategy Fund.

                                  WITHDRAWALS

     Prior to commencement of Annuity Payments, you may withdraw cash by redeeming all or a portion of the Accumulation Units in your Participant Account. The redemption value of a Participant's Account is equal to the Accumulation Unit value under the account next computed after the request for redemption is received by American Fidelity. There is no assurance that the redemption value of your Participant Account will equal or exceed the aggregate amount of Premium Deposits at any time. There are no administrative fees for withdrawals.

     A partial redemption will result in a reduction of the Accumulation Units in your Participant Account. The reduction in the number of Accumulation Units will equal the amount withdrawn divided by the applicable Accumulation Unit value next computed after receipt of the redemption request. If a partial redemption reduces the value of your Participant Account to less than $1,000, we may pay you cash equal to the value of all Accumulation Units in the account and cancel your account. After full redemption and cancellation of a Participant's Account, no further Premium Deposits may be made on behalf of the Participant without our consent.

     A Participant's request for redemption should be submitted to us in writing. A redemption request requires the signature of the person in whose name the Participant Account is registered, signed exactly as the name appears on American Fidelity's register. In certain instances, we may require additional documents such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

     Payment for Accumulation Units redeemed are made within three business days after our receipt of a properly tendered request. Redemption rights may be suspended or payment postponed at times when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; when an emergency exists as a result of which disposal by Dual Strategy Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for Dual Strategy Fund to determine the value of its net assets; or for such other periods as the SEC may by order permit for the protection of Participants. We may delay the mailing of a redemption check for recently purchased Accumulation Units until such time as the payment check has cleared.


     There are restrictions under federal income tax law on when you can withdraw from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under "Federal Tax Matters."


                                 DEATH BENEFIT

     In the event of a Participant's death prior to commencement of Annuity Payments, death proceeds are payable to a named beneficiary in an amount equal to (1) the value of the Participant's Account as of the valuation date (the date on which we have received both written notice of death and the beneficiary's written instructions) or (2) if greater and if the Participant's death occurs prior to age 65, 100% of the total Premium Deposits made by the Participant, less any redemptions. Payments normally are made within seven days of receipt of such notice.

     If the Participant dies during the Annuity Period, we will pay any remaining guaranteed payments to (1) the Participant's beneficiary or (2) the Participant's estate, if no beneficiary survives. Any payments made to a beneficiary must be on a payment schedule at least as rapid as that made to the Participant.

     A beneficiary who is the spouse of a deceased Participant may choose to receive the death benefit in any form that the Participant could have chosen to receive Annuity Payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Contracts issued after this date provide that non-spouse beneficiaries must either take a total distribution within five years of the death of the Participant or, within one year of the Participant's death, begin Annuity Payments under an Annuity Option for a period not to exceed the expected lifetime of the beneficiary.

                              FEDERAL TAX MATTERS


     The following description of federal income tax consequences under the Contracts is not exhaustive, and special rules may apply to situations not discussed here. For further information, consult a qualified tax adviser before establishing any retirement program. This description is not intended as tax advice. We have included additional information regarding taxes in the Statement of Additional Information.


GENERAL


     Annuity contracts are a means of setting aside money for future needs -- usually retirement. Congress has recognized how important saving for retirement is and provided special rules in the Internal Revenue Code of 1986, as amended (the "Code"), for annuities. Basically, these rules provide that you will not be taxed on the money you contribute under your Contract and/or the earnings on your contributions until you receive a distribution from your Contract. There are different rules regarding how you will be taxed depending upon how you take money out of your Contract.

TAXES PAYABLE BY PARTICIPANTS AND ANNUITANTS


     The Contracts offered by this Prospectus are used with retirement programs which receive favorable tax deferred treatment under federal income tax law. Increases in the value of a Participant's account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.



     Annuity Payments and other amounts received under all Contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, Annuity Payments and other amounts received under all Contracts may be subject to state income tax withholding requirements.


SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

     Premium Deposits. Under Section 403(b) of the Code, payments made by tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code and public educational institutions to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Premium Deposits do not exceed the limitations prescribed by
Section 402(g), Section 403(b)(2) and Section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.


     An individual's voluntary salary reduction contributions under Section 403(b) are generally limited to $10,000 per year (as adjusted from time to time by the Internal Revenue Service). Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the individual's "exclusion allowance." An employee's exclusion allowance for a taxable year is equal to 20% of includible compensation times years of service, minus amounts previously excludable from the employee's gross income. In addition, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.


     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death,
(4) disability, or (5) hardship (hardship distributions are limited to the amount of salary reduction contributions, not including any earnings).


     Distributions from a Section 403(b) annuity Contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the joint lives (or joint life expectancy) of the Participant and beneficiary), and (5) distributions in excess of tax deductible medical expenses.



     Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the Participant (or the joint life expectancy of the Participant and beneficiary). If a Participant dies prior to the commencement of Annuity Payments, the amount accumulated under the account must be distributed within five years or, if distributions to a beneficiary designated under the account start within one year of the Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the designated beneficiary is the Participant's surviving spouse, the beneficiary must commence receiving benefits on or before the later of the end of the calendar year in which the deceased spouse would have attained age 70 1/2 or the end of the calendar year following the year in which the Participant died. If the Participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to IRAs or other Section 403(b) programs under certain circumstances. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403(b) program is subject to 20% federal income tax withholding unless the Participant elects a direct rollover of such distribution to an IRA or other Section 403(b) program.


SECTIONS 401(A), 401(K) AND 403(A) QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS



     Premium Deposits. Premium Deposits made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under
Section 401(a) or Section 403(a) of the Code are excluded from the gross income of the employee for federal income tax purposes. Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k) or 414(h) of the Code.



     Taxation of Distributions. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the Contract"). If a distribution is made in the form of an annuity, a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is allocable to the taxpayer's after-tax contributions to the plan. In general, the excludable amount is determined by dividing the after-tax contributions (basis) by the anticipated number of payments to be made under the Contract. If prior to January 1, 2000 an employee or the beneficiary receives a lump sum distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attainment of age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who attained age 50 by January 1, 1986 may elect capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to attainment of age
59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to Section 403(b) annuities.


     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuities.


     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401(a) or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a) or 403(a) plan is subject to 20% federal income tax withholding unless the Participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.

INDIVIDUAL RETIREMENT ANNUITIES (IRAS)


  Traditional IRAs



     Premium Deposits. Federal tax laws limit the extent to which individuals may make tax-deductible contributions for traditional IRA Contracts. Deductible contributions equal to the lesser of $2,000 or 100% of compensation are permitted only for an individual who (i) is not (and whose spouse is not) an active participant in another retirement plan; (ii) is an active participant in another retirement plan, but is unmarried and has adjusted gross income in 1999 of $31,000 or less; (iii) is an active participant in another retirement plan, but is married and has adjusted gross income in 1999 of $51,000 or less; or (iv) is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and has adjusted gross income of $150,000 or less. Such individuals may also establish an IRA for a spouse during the tax year if the combined compensation of both spouses is at least equal to the contributed amount. An individual who is an active participant in another retirement plan and whose adjusted gross income exceeds the cut-off point (for 1999, $31,000 if unmarried and $51,000 if married) by less than $10,000 is entitled to make deductible IRA contributions in proportionately reduced amounts.


     An individual may make nondeductible IRA contributions to the extent of the excess of (i) the lesser of $2,000 or 100% of compensation over (ii) the IRA deduction limit with respect to the individual.


     Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient except to the extent allocable to the recipient's after-tax contributions (which constitute "investment in the Contract"). If a distribution is made in the form of an annuity, the rules for determining the taxable portion of a distribution are similar to the rules described with respect to pension, profit-sharing, and annuity plans. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient attains age 59 1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the joint lives (or joint life expectancies) of the Participant and beneficiary) are not subject to the penalty tax. In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit) or for the payment of qualified higher education expenses or medical insurance (in limited circumstances) are not subject to the penalty tax.


     Required Distributions. The minimum distribution requirements for IRA Contracts are generally the same as described with respect to Section 403(b) annuities, except that no amounts are exempted from the minimum distribution requirements and in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     Tax-Free Rollovers. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, or a Section 403(b) annuity Contract to an IRA Contract under certain conditions. Amounts accumulated under such a rollover IRA may subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity Contract. In addition, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.


  Roth IRAs



     Premium Deposits. The "Roth IRA" permits individuals to make nondeductible contributions and, if specific requirements are met, receive distributions that are tax free. The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions. An individual can make an annual nondeductible contribution to a Roth IRA up to the lesser of $2,000 or 100% of the individual's annual compensation minus the aggregate amount of contributions for the tax year to all other IRAs maintained for the benefit of that individual. Unlike a traditional IRA, active participation in an employer's qualified plan does not reduce the amount that an individual can contribute to a Roth IRA. The contribution that can be made to a Roth IRA is phased out for individuals with adjusted gross income of between $95,000 and $110,000, and for joint filers with combined adjusted gross income of between $150,000 and $160,000.

                      American Fidelity Assurance Company
                      P.O. Box 25523

                      Oklahoma City, OK 73125-0523



                      Attention: Annuity Services Department

Please send me the Statement of Additional Information for the following:


[ ]  AFPrime Growth Variable Annuity

[ ]  American Fidelity Dual Strategy Fund, Inc.


Name
          ------------------------------------------------------------
          (please print)

Address
          ------------------------------------------------------------
          (please print)

          ------------------------------------------------------------
          (please print)

          ------------------------------------------------------------
          (please print)

     Taxation of Distributions. Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a "qualified distribution." A "qualified distribution" is a distribution which is made on or after the recipient becomes age 59 1/2, on account of death or disability or for a qualified first-time home buyer expense. A distribution is not considered to be a "qualified distribution" if it is made within the five-year period beginning with the first tax year for which the individual made a contribution to a Roth IRA. A distribution is also not a "qualified distribution" for payments properly allocable to a "qualified rollover contribution" from a regular IRA if it is made within the five-year period beginning with the first tax year in which the rollover contribution was made. Nonqualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions. Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible.

     Required Distributions. Roth IRAs are not subject to minimum distribution rules before death.

     Tax-Free Rollovers. A tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a regular IRA that meets the requirements for the exclusion of a rollover under Code Section 408(d)(3) if the taxpayer has adjusted gross income of not more than $100,000 and, if married, does not file a separate return.

  Simplified Employee Pension Plans

     Premium Deposits. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan ("SEP"). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of an employee's compensation.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $7,000 indexed for inflation. Employees of tax-exempt organizations are not eligible for this type of SEP. Additionally, only certain small employers who have SEPs that permitted salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as regular IRA distributions.


     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to traditional IRAs.


     Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months.

DIVERSIFICATION

     The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. American Fidelity believes that Dual Strategy Fund is being managed so as to comply with the requirements.

                               OTHER INFORMATION

DISTRIBUTION

     American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity, acts as the distributor of the Contracts.

LEGAL PROCEEDINGS

     There are no material pending legal proceedings affecting Separate Account A, Dual Strategy Fund, American Fidelity or American Fidelity Securities, Inc.

FINANCIAL STATEMENTS

     The financial statements of Separate Account A and of American Fidelity have been included in the SAI.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
                                                               ----
General Information and History.............................    2
Performance Information.....................................    2
Annuity Payments............................................    2
Federal Income Tax Considerations...........................    4
Underwriter.................................................    8
Independent Accountants.....................................    8
Legal Matters...............................................    8
Financial Statements........................................    8

                            AFPR1ME


                              GROWTH


                                    Variable Annuity(TM)



                                   ISSUED BY



                      AMERICAN FIDELITY SEPARATE ACCOUNT A



                                      AND



                      AMERICAN FIDELITY ASSURANCE COMPANY



                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1999



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 1999 relating to the AFPR1ME GROWTH Variable Annuity(TM).



The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,



        write to us at:                   call us at:                    e-mail us at:
        P.O. Box 25523                  (800) 662-1106               va.help@af-group.com
 Oklahoma City, OK 73125-0523


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information and History.............................    2
Performance Information.....................................    2
Annuity Payments............................................    2
Federal Income Tax Considerations...........................    4
Underwriter.................................................    8
Independent Accountants.....................................    8
Legal Matters...............................................    8
Financial Statements........................................    8

                        GENERAL INFORMATION AND HISTORY

     American Fidelity Assurance Company ("Company") was organized in the State of Oklahoma in 1960 and during its existence has never changed its name. Neither the sales of variable annuity contracts nor the sales of any other insurance product by the Company have ever been suspended by any state where the Company has done or is presently doing business.

     The Company is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership ("CELP"). In accordance with the partnership agreement, management of the affairs of CELP is vested in five managing general partners: William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam.

                            PERFORMANCE INFORMATION


     American Fidelity Variable Annuity Fund A's average annual total returns for the one, five and ten year periods ended December 31, 1998 were 18.09%, 18.81% and 16.22%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1 + T)(n) = ERV. Average annual total returns are calculated after deduction of all applicable fees and expenses.



     American Fidelity Variable Annuity Fund A's total returns for the one, five and ten year time periods ended December 31, 1998 were 18.09%, 136.71% and 349.72%, respectively. Total return is measured by comparing the investment return at the end of a specified period to the initial investment. To calculate total return, an initial investment is multiplied by 96% (which gives effect to the 3.00% sales charge, 0.25% administrative fee and 0.75% minimum death benefit expense). The product is then reduced by the $0.50 per payment expense and the one-time contract certificate fee of $15. The resulting amount is divided by the Accumulation Unit value at the beginning of the period in order to determine the initial number of Accumulation Units purchased. The number of Accumulation Units purchased is multiplied by the Accumulation Unit value as of the end of the period in order to determine the ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. Total return may be calculated for one, five and ten year periods and for other time periods.


     Returns for periods prior to Separate Account A's reorganization on January 1, 1999 reflect the investment performance of American Fidelity Variable Annuity Fund A. For periods subsequent to 1998, Separate Account A will report its performance as a unit investment trust investing in Dual Strategy Fund. Performance will fluctuate over time, and any past performance results are not an indication of future results.

     The following assumptions are reflected in computations of average annual total returns and in calculating total return: (1) reinvestment of dividends and other distributions, (2) a complete redemption at the end of any period illustrated and (3) no deduction for premium taxes.

                                ANNUITY PAYMENTS

VARIABLE ANNUITY PAYMENTS

     A Participant may elect a variable annuity payout. Variable Annuity Payments reflect the investment performance of Dual Strategy Fund during the Annuity Period. Variable Annuity Payments are not guaranteed as to dollar amounts.

     The Company will determine the first Annuity Payment by using the 4.5% annuity table in the Contract. It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a Participant Account after deducting any applicable premium taxes.

     The value of a Participant Account is determined by multiplying the Participant's Accumulation Units by the Accumulation Unit value on the fourteenth day before the first Annuity Payment. The first Annuity Payment varies according to the Annuity Option selected and the Participant's age.

     The Company will determine the number of Annuity Units payable for each payment by dividing the dollar amount of the first Annuity Payment by the Annuity Unit value on the Annuity Date. This sets the number of Annuity Units. The number of Annuity Units payable remains the same unless a Participant transfers a portion of the annuity benefit to a fixed annuity. The dollar amount is not fixed and will change from month to month.

     The dollar amount of Annuity Payments after the first payment is determined by multiplying the fixed number of Annuity Units per payment by the Annuity Unit value on the fourteenth calendar day preceding the payment date. The result is the dollar amount of the payment.

ANNUITY UNIT

     The value of an Annuity Unit is determined by multiplying the value of an Annuity Unit for the immediately preceding period by the product of

     1. the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and

     2. .9998794.

VARIABLE ANNUITY FORMULAS

     The following formulas summarize the Annuity Payment calculations described above:

                                                Dollar Amount of First Monthly Payment
Number of Variable Annuity Units    =    -----------------------------------------------------
                                         Variable Annuity Unit Value on Date of First Payment

                   Value of Annuity                           Net Investment Factor
Annuity       =    Unit on Preceding    X    .9998794    X    for 14th Day Preceding
Unit Value         Valuation Date                             Current Valuation Date

Dollar Amount
of Second and              Number of             Annuity Unit Value
Subsequent Annuity    =    Annuity Units    X    for Period in Which
Payments                   Per Payment           Payment is Due

FIXED ANNUITY PAYMENTS

     The dollar amount of each fixed Annuity Payment will be at least as great as that determined in accordance with the 4% annuity table in the Contract. The fixed annuity provides a 4% annual guaranteed interest rate on all Annuity Options. The Company may pay or credit excess interest on a fixed annuity at its discretion.

                       FEDERAL INCOME TAX CONSIDERATIONS


Note: The following description is based upon the Company's understanding of current federal income tax law applicable to tax-qualified annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "Annuity Contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


GENERAL


     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. A Participant is not taxed on increases in the value of his or her Participant Account until distribution occurs, either in the form of a lump sum payment or as Annuity Payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the Participant's cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.



     For Annuity Payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRA Contracts and SEP and salary reduction SEP Contracts, the exclusion amount for payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the Participant's cost basis (adjusted for any period certain or refund feature) bears to the expected return under the Contract. For traditional IRA Contracts and SEP and salary reduction SEP Contracts, the exclusion amount for payments based on a variable annuity option is determined by dividing the Participant's cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the Participant's investment has been recovered (i.e., when the total of the excludable amounts equal the Participant's investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities ("Qualified Plans"), the exclusion amount is generally determined by dividing the cost-basis of the Contract by the anticipated number of payments to be made under the Contract. Participants, Annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.


     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, Separate Account A is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Participant with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;
(2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that Dual Strategy Fund will be managed in such a manner as to comply with these diversification requirements.


MULTIPLE IRA CONTRACTS



     For purposes of applying Section 72 of the Code to Contracts issued pursuant to IRAs, SEPs and salary reduction SEPs ("IRA Contracts"), all IRA Contracts are treated as one Contract and all distributions during a taxable year are treated as one distribution.



TAX TREATMENT OF ASSIGNMENTS



     Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract may be a taxable event. The Owner of a Contract should consult competent tax advisers before assigning or pledging the Contract.


INCOME TAX WITHHOLDING

     All distributions or the portion thereof which is includible in the gross income of the Participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.


     Effective January 1, 1993, certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or (b) distributions which are required minimum distributions; or (c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.


QUALIFIED PLANS


     The Contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans and IRAs. Because of the minimum Premium Deposit requirements, the Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan or IRA varies with the type of plan and terms and conditions of each specific plan. Participants, Annuitants and beneficiaries are cautioned that benefits under a Qualified Plan or IRA may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Participants, Annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. The Prospectus, under "Federal Tax Matters," describes the types of qualified plans with which the Contract may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to participating in a Contract issued under a qualified plan.

     Contracts issued pursuant to qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this Statement of Additional Information. Generally, Contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.


TAX TREATMENT OF WITHDRAWALS



     Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a Contract issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.



     Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a Contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code. These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 days of receipt:



     - To a traditional IRA under Section 408 of the Code.



     - To another, similar Qualified Plan.



     These special rules only apply to distributions that qualify as "eligible rollover distributions" under the Code. In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:



     - It represents the return of "after-tax" contributions or is not otherwise includable in income.



     - It is part of a series of payments made for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years.



     - It is a required minimum distribution under Section 401(a)(9) of the Code as described below.



     - It is made from a Qualified Plan by reason of a hardship.



     The administrator of the applicable Qualified Plan should provide additional information about these rollover tax rules when a distribution is made.



     Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract or IRA Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer's "after-tax" contributions to the Contract (and any other cost basis in the Contract). To the extent the payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be included in full in income.



     Penalty Tax on Withdrawals. Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Plan Contract or IRA Contract that is included in income. This 10% penalty will not apply if the distribution meets certain conditions. Some of the distributions that are excepted from the 10% penalty are listed below:



     - A distribution that is made on or after the date the taxpayer reaches age 59 1/2.



     - A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account.



     - A distribution that is made on or after the death of the taxpayer.



     - A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code).



     - A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan).



     - A distribution that is made to by reason of separation from service with the employer of the applicable plan during or after the calendar year in which the taxpayer reaches age 55.



     - A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions).



     - A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts).



     - Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been reemployed for at least 60 days).



     - Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the taxpayer for the taxable year.



     - Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).



     Required Distributions. Distributions from a Contract issued pursuant to a Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code. Such rules are summarized below:



     - Required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age
       70 1/2.



     - If the Contract is issued pursuant to a Qualified Plan and the taxpayer does not own more than 5% of the employer maintaining the plan, the required distributions generally do not have to start until April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70 1/2 or the calendar year in which the taxpayer terminates employment with the employer.



     - When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.



     In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer's death. The applicable plan documents will contain such rules.

WITHDRAWAL LIMITATIONS



     Contracts issued pursuant to 401(k) Qualified Plans and 403(b) tax-deferred annuities are subject to limitations on when amounts may be distributed. The Prospectus, under "Federal Tax Matters," describes the applicable limitations.


                                  UNDERWRITER


     The Contracts are offered on a continuous basis by the Company's wholly owned subsidiary, American Fidelity Securities, Inc. ("AFS"), 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. AFS may also serve as an underwriter and distributor of other separate accounts of the Company. The aggregate underwriting commissions paid to and retained by AFS for 1996, 1997 and 1998 were $312,800, $449,200 and $600,700, respectively.


                            INDEPENDENT ACCOUNTANTS

     The financial statements of the Company included in this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as set forth in its report appearing below. KPMG LLP's address is 700 Oklahoma Tower, Oklahoma City, Oklahoma 73102.

                                 LEGAL MATTERS


     Winstead Sechrest & Minick P.C., Dallas, Texas, has provided advice on certain matters relating to the federal securities and income tax laws applicable to the Contracts.


                              FINANCIAL STATEMENTS


     Following are the financial statements of Separate Account A and the Company. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in Separate Account A.

                           INDEPENDENT AUDITORS' REPORT


The Board of Directors
American Fidelity Assurance Company:


We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (Account A) (formerly known as American Fidelity Variable Annuity Fund A), as of January 1, 1999. This financial statement is the responsibility of Account A's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of securities owned as of December 31, 1998, by examination of the underlying portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of American Fidelity Separate Account A as of January 1, 1999, in conformity with generally accepted accounting principles.

                                                       KPMG LLP


January 12, 1999

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
         (formerly known as American Fidelity Variable Annuity Fund A)

                       Statement of Assets and Liabilities

                                 January 1, 1999



Investments, at fair value:
 American Fidelity Dual Strategy Fund shares (cost $184,548,449)           $ 184,548,449
                                                                           -------------
    Total assets                                                             184,548,449

Total liabilities                                                                     --
                                                                           -------------
 Net assets                                                                $ 184,548,449
                                                                           =============
 Accumulation units outstanding                                                7,584,332
                                                                           =============
 Net asset value per unit                                                  $     24.3329
                                                                           =============


    See accompanying notes to statement of assets and liabilities.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
         (formerly known as American Fidelity Variable Annuity Fund A)


                  Notes to Statement of Assets and Liabilities


                                 January 1, 1999

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)   GENERAL


               American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund, Inc. (the Fund) in exchange for shares of the Fund.


         (b)   INVESTMENTS


               Account A's investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments are made in the portfolio of the Fund and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value. At January 1, 1999, the reported net asset value of the Fund was equal to its net asset value at December 31, 1998, because January 1, 1999 was a holiday and the markets were not open. The cost of Account A's shares of the Fund is equal to the fair value of those shares at January 1, 1999. Transactions are recorded on a trade date basis.


         (c)   INCOME TAXES

               Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. Account A will not be taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.

         (d)   ANNUITY RESERVES

               Annuity reserves are computed for currently payable contracts to the Progressive Annuity Mortality Table. The assumed interest is
               3.5 percent the annuitant elects otherwise, in which case the rate may vary from zero to 5 percent as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
         (formerly known as American Fidelity Variable Annuity Fund A)


                  Notes to Statement of Assets and Liabilities


                                January 1, 1999

               reserves are required, AFA reimburses Account A. At January 1, 1999, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at January 1, 1999.

       (e)     USE OF ESTIMATES

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)    VARIABLE ANNUITY CONTRACTS AND TRANSACTIONS WITH AFFILIATES

       During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.


(3)    YEAR 2000 RISKS


       Like other separate accounts, financial and business organizations and individuals around the world, Account A could be adversely affected if the computer systems used by AFA and Account A's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." AFA has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date related fields in AFA's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside AFA must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Those systems were tested on December 31, 1997 and went through year-end processing without incident. The final test of all systems will be run in 1999. Even though management of AFA is expending considerable resources in a concerted effort to meet this technology-related threat, there is no guarantee that there will be no adverse impact on Account A of some sort as January 1, 2000 passes.

[LOGO]                         [KPMG LETTERHEAD]




                           INDEPENDENT AUDITORS' REPORT

Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.




                                                      /s/ KPMG LLP

March 15, 1999

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                           Consolidated Balance Sheets

                           December 31, 1998 and 1997
                    (in thousands, except per share amounts)

                    ASSETS                                 1998         1997
                                                         ----------   ----------
Investments:
 Fixed maturities held-to-maturity, at amortized cost
   (fair value $222,215 and $241,863 in 1998 and
   1997, respectively)                                   $  211,622      234,799
 Fixed maturities available-for-sale, at fair value
   (amortized cost of $691,835 and $622,712
   in 1998 and 1997, respectively)                          720,221      642,577
 Equity securities, at fair value:
   Common stocks (cost $11,272 and $11,023 in
    1998 and 1997, respectively)                             13,317       11,736
 Mortgage loans on real estate, net                         133,440      135,122
 Investment real estate, at cost (less accumulated
   depreciation of $815 and $1,350 in 1998
   and 1997, respectively)                                   10,160        9,070
 Policy loans                                                11,147        8,668
 Short-term and other investments                            19,181       20,770
                                                         ----------   ----------
                                                          1,119,088    1,062,742
                                                         ----------   ----------
Cash                                                         17,245        8,427

Accrued investment income                                    15,523       14,357

Accounts receivable:
 Uncollected premiums                                        22,560       20,571
 Reinsurance receivable                                      61,201       57,503
 Other                                                        8,372       15,248
                                                         ----------   ----------
                                                             92,133       93,322
                                                         ----------   ----------
Deferred policy acquisition costs                           193,741      177,737

Other assets                                                  8,497        5,761

Separate account assets                                     188,721      137,090
                                                         ----------   ----------
    Total assets                                         $1,634,948    1,499,436
                                                         ==========   ==========

See accompanying notes to consolidated financial statements.

          LIABILITIES AND STOCKHOLDER'S EQUITY              1998         1997
                                                          ----------   ----------
Policy liabilities:
 Reserves for future policy benefits:
   Life and annuity                                       $  131,494      105,663
   Accident and health                                       164,067      140,530
 Unearned premiums                                             3,363        2,686
 Benefits payable                                             36,830       35,347
 Funds held under deposit administration contracts           577,301      580,499
 Other policy liabilities                                     96,666       92,144
                                                          ----------   ----------
                                                           1,009,721      956,869
                                                          ----------   ----------
Other liabilities:
 Net deferred income tax liability                            63,155       59,198
 General expenses, taxes, licenses and fees payable
   and other liabilities                                      39,868       36,099
                                                          ----------   ----------
                                                             103,023       95,297
                                                          ----------   ----------
Notes payable                                                 57,858       50,719

Separate account liabilities                                 188,721      137,090
                                                          ----------   ----------
    Total liabilities                                      1,359,323    1,239,975
                                                          ----------   ----------

Stockholder's equity:

 Common stock, par value $10 per share. 250,000
   shares authorized, issued and outstanding                   2,500        2,500
 Additional paid-in capital                                   23,244       23,244
 Accumulated other comprehensive income                       19,775       13,371
 Retained earnings                                           230,106      220,346
                                                          ----------   ----------
    Total stockholder's equity                               275,625      259,461

Commitments and contingencies (notes 9, 11 and 14)

                                                          ----------   ----------
    Total liabilities and stockholder's equity            $1,634,948    1,499,436
                                                          ==========   ==========

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                        Consolidated Statements of Income

                  Years ended December 31, 1998, 1997, and 1996
                    (in thousands, except per share amounts)

                                                           1998          1997          1996
                                                        ----------    ----------    ----------
Revenues:
 Premiums:
   Life and annuity                                     $   26,901        25,282        24,187
   Accident and health                                     206,821       181,944       166,057
                                                        ----------    ----------    ----------
                                                           233,722       207,226       190,244

 Net investment income                                      70,479        69,175        67,502
 Other                                                      14,757        13,190        11,250
                                                        ----------    ----------    ----------
    Total revenues                                         318,958       289,591       268,996
Benefits:
 Benefits paid or provided:
   Life and annuity                                         18,790        18,045        18,539
   Accident and health                                     116,908       105,594        93,858
 Interest credited to funded contracts                      29,208        30,207        28,386
 Increase in reserves for future policy benefits:
   Life and annuity (net of increase (decrease) in
    reinsurance reserves ceded of $1,362, $55,
    and $(3) in 1998, 1997, and 1996, respectively)          1,179         2,788         4,336
   Accident and health (net of increase) in
    reinsurance reserves ceded $9,316, $9,838, and
    $6,704, in 1998, 1997, and 1996, respectively)          13,588        10,250        13,259
                                                        ----------    ----------    ----------
                                                           179,673       166,884       158,378
                                                        ----------    ----------    ----------
Expenses:
 Selling costs                                              64,931        56,835        47,105
 Other operating, administrative and general expenses       49,258        43,241        44,942
 Taxes, other than federal income taxes, and licenses
   and fees                                                  7,644         7,251         6,535
 Increase in deferred policy acquisition costs             (16,004)      (15,240)      (10,082)
                                                        ----------    ----------    ----------
                                                           105,829        92,087        88,500
                                                        ----------    ----------    ----------
    Total benefits and expenses                            285,502       258,971       246,878
                                                        ----------    ----------    ----------
    Income before income taxes                              33,456        30,620        22,118
Income taxes:
 Current                                                    10,482         2,680         4,421
 Deferred                                                      508         5,802         4,650
                                                        ----------    ----------    ----------
                                                            10,990         8,482         9,071
                                                        ----------    ----------    ----------
    Net income                                          $   22,466        22,138        13,047
                                                        ==========    ==========    ==========
Basic net income per share                              $    89.86         88.55         52.19
                                                        ==========    ==========    ==========



See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                 Consolidated Statements of Stockholder's Equity

                  Years ended December 31, 1998, 1997, and 1996
                                 (in thousands)

                                                                                     ACCUMULATED
                                                      ADDITIONAL                        OTHER           TOTAL
                                         COMMON         PAID-IN       RETAINED      COMPREHENSIVE    STOCKHOLDER'S
                                          STOCK         CAPITAL       EARNINGS          INCOME          EQUITY
                                      ------------   ------------   ------------    ------------    ------------
Balance at December 31, 1995          $      2,500         17,718        223,195          16,028         259,441
Comprehensive income:
 Net income                                   --             --           13,047            --            13,047
 Net change in unrealized holding
  gain on investments available-
  for-sale, net of deferred taxes             --             --             --            (9,776)         (9,776)
                                                                                                    ------------
 Comprehensive income                                                                                      3,271
Dividends                                     --             --           (4,200)           --            (4,200)
Capital contribution                          --            2,198           --              --             2,198
                                      ------------   ------------   ------------    ------------    ------------
Balance at December 31, 1996                 2,500         19,916        232,042           6,252         260,710

Comprehensive income:
 Net income                                   --             --           22,138            --            22,138
 Net change in unrealized holding
  gain on investments available-
  for-sale, net of deferred taxes             --             --             --             7,119           7,119
                                                                                                    ------------
 Comprehensive income                                                                                     29,257
Dividends                                     --             --          (33,834)           --           (33,834)
Capital contribution                          --            3,328           --              --             3,328
                                      ------------   ------------   ------------    ------------    ------------
Balance at December 31, 1997                 2,500         23,244        220,346          13,371         259,461

Comprehensive income:
 Net income                                   --             --           22,466            --            22,466
 Net change in unrealized holding
  gain on investments available-
  for-sale, net of deferred taxes             --             --             --             6,404           6,404
                                                                                                    ------------
 Comprehensive income                                                                                     28,870
Dividends                                     --             --          (12,706)           --           (12,706)
                                      ------------   ------------   ------------    ------------    ------------
Balance at December 31, 1998          $      2,500         23,244        230,106          19,775         275,625
                                      ============   ============   ============    ============    ============



See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1998, 1997, and 1996
                                 (in thousands)

                                                                1998          1997          1996
                                                             ----------    ----------    ----------
Cash flows from operating activities:
 Net income                                                  $   22,466        22,138        13,047
 Adjustments to reconcile net income to net cash
   provided by operating activities:
    Provision for depreciation on investment real estate            212           653           935
    Accretion of discount on investments                           (793)         (546)         (469)
    Realized gains on investments                                (2,053)       (1,823)       (1,793)
    Increase in deferred policy acquisition costs               (16,004)      (15,240)      (10,082)
    Increase in accrued investment income                        (1,166)         (218)         (478)
    (Increase) decrease in accounts receivable                    1,189       (23,254)      (15,006)
    Increase in policy liabilities                               32,450        27,694        18,017
    Increase in interest credited on deposit and
      other investment-type contracts                            29,208        30,207        28,386
    Charges on deposit and other investment-type contracts       (3,255)       (2,878)       (2,812)
    Increase in general expenses, taxes, licenses and
      fees payable and other liabilities                          3,769         2,656         4,257
    Deferred income taxes                                           508         5,802         4,650
    Other                                                        (2,737)          949           840
                                                             ----------    ----------    ----------
       Total adjustments                                         41,328        24,002        26,445
                                                             ----------    ----------    ----------
       Net cash provided by operating activities                 63,794        46,140        39,492
                                                             ----------    ----------    ----------
Cash flows from investing activities:
 Sale, maturity or repayment of investments:
   Fixed maturities held-to-maturity                             24,305        20,940        26,867
   Fixed maturities available-for-sale                          122,675       133,727       166,678
   Equity securities                                                160        11,673         5,708
   Mortgage loans on real estate                                 29,244        20,200        15,736
   Real estate                                                    3,244         9,221         9,101
 Net decrease (increase) in short-term and
   other investments                                              1,589       (11,013)       (3,416)
 Purchase of investments:
   Fixed maturities held-to-maturity                               (492)       (4,349)      (45,961)
   Fixed maturities available-for-sale                         (191,017)     (211,464)     (171,753)
   Equity securities                                               (409)      (19,489)       (4,580)
   Mortgage loans on real estate                                (27,415)      (24,793)      (24,671)
   Real estate                                                   (3,263)       (1,403)         (907)
   Policy loans, net                                             (2,479)         (309)         (194)
 Cash received upon assumption of reserves (note 12)             18,747          --            --
                                                             ----------    ----------    ----------
       Net cash used in investing activities                    (25,111)      (77,059)      (27,392)
                                                             ----------    ----------    ----------


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1998, 1997, and 1996
                                 (in thousands)

                                                                  1998          1997          1996
                                                               ----------    ----------    ----------
Cash flows from financing activities:
 Dividends paid to parent                                      $  (12,706)      (14,156)       (4,200)
 Capital contribution from parent                                    --           3,328          --
 Proceeds from notes payable                                       25,000       109,775         9,075
 Repayment of notes payable                                       (17,861)      (76,583)       (8,278)
 Deposits from deposit and other investment-type
   contracts                                                       60,269        87,709        67,478
 Withdrawals from deposit and other investment-type
   contracts                                                      (84,567)      (86,689)      (74,939)
                                                               ----------    ----------    ----------
      Net cash (used in) provided by financing activities         (29,865)       23,384       (10,864)
                                                               ----------    ----------    ----------
Net increase (decrease) in cash                                     8,818        (7,535)        1,236

Cash at beginning of year                                           8,427        15,962        14,726
                                                               ----------    ----------    ----------
Cash at end of year                                            $   17,245         8,427        15,962
                                                               ==========    ==========    ==========
Supplemental disclosure of cash flow information:
 Cash paid during the year for:
   Interest on notes payable                                   $    3,073         2,076         1,340
                                                               ==========    ==========    ==========
   Federal income taxes                                        $    6,600         4,800         7,100
                                                               ==========    ==========    ==========
Supplemental disclosure of noncash investing activities:
 Change in unrealized holding gain on investments
   available-for-sale, net of deferred tax expense (benefit)
   of $3,449, $3,840, and $(6,289), in 1998, 1997, and
   1996, respectively                                          $    6,404         7,119        (9,776)
                                                               ==========    ==========    ==========



                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Year ended December 31, 1998, 1997, and 1996
                                 (in thousands)

                                                                         1998          1997           1996
                                                                      -----------   -----------    -----------
Supplemental disclosure of noncash financing activities:
  Capital contribution from parent through
    forgiveness of deferred tax liability                             $      --            --            2,198
                                                                      ===========   ===========    ===========
  Amounts transferred to Parent through dividend of
    common stock of affiliated companies:

    Fixed maturities                                                  $      --           8,567           --
                                                                      ===========   ===========    ===========
    Real estate, net                                                  $      --           2,632           --
                                                                      ===========   ===========    ===========
    Short-term and other investments                                  $      --           3,006           --
                                                                      ===========   ===========    ===========
    Accounts receivable                                               $      --             732           --
                                                                      ===========   ===========    ===========
    Accrued investment income                                         $      --             109           --
                                                                      ===========   ===========    ===========
    Other assets                                                      $      --             241           --
                                                                      ===========   ===========    ===========
    Policy liabilities                                                $      --             378           --
                                                                      ===========   ===========    ===========
    Notes payable                                                     $      --           2,312           --
                                                                      ===========   ===========    ===========
    Deferred tax liability                                            $      --             683           --
                                                                      ===========   ===========    ===========
    Other liabilities                                                 $      --             682           --
                                                                      ===========   ===========    ===========
  Amounts transferred to Parent through dividend of
    common stock of non-affiliated companies:
     Common stock                                                     $      --           6,485           --
                                                                      ===========   ===========    ===========
     Deferred tax liability assumed by the Company                    $      --          (1,961)          --
                                                                      ===========   ===========    ===========


See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

(1)  SIGNIFICANT ACCOUNTING POLICIES

     (a)  BUSINESS

          American Fidelity Assurance Company (AFA or the Company) and subsidiaries provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The principal subsidiary of AFA for the year ended December 31, 1996, was Security General Life Insurance Company (SGLI), a life insurance company. The Company and its insurance subsidiaries are subject to state insurance regulations and periodic examinations by state insurance departments.

          AFA is licensed in 49 states and the District of Columbia with approximately 38% of direct premiums written in Oklahoma, Texas, and California. AFA is represented by approximately 240 salaried managers and agents, and over 8,300 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Group Division (AGD) and American Fidelity Educational Services (AFES). AGD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with ancillary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accidental death and dismemberment. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliance Division in developing products to meet special situations and focusing on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability.

          A significant portion of the Company's business consists of group and individual annuities. The Company's earnings related to these products are impacted by conditions in the overall interest rate environment.

     (b)  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

          The consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (see note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries, except where control is expected to be temporary. All significant


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

          intercompany accounts and transactions have been eliminated in the consolidated financial statements.

     (c)  USE OF ESTIMATES

          Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates. Principal estimates that could change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

     (d)  INVESTMENTS

          Management determines the appropriate classification of investments at the time of purchase. If management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, they are classified as held-to-maturity and carried at amortized cost. Investments to be held for indefinite periods of time and not intended to be held-to-maturity are classified as available-for-sale and carried at fair value. Fair values of investments available-for-sale are based on quoted market prices.

          The effects of any unrealized holding gains or losses on securities available-for-sale are reported as accumulated other comprehensive income, a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.

          Fixed maturities held-to-maturity and short-term investments (bonds, notes, and redeemable preferred stocks) are reported at cost, adjusted for amortization of premium or accretion of discount because it is management's intent to hold these investments to maturity. Equity securities (common and nonredeemable preferred stocks) are reported at current fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using the estimated life of 39 years. Policy loans are reported at the unpaid balance.

          Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

          Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment



                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

          type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

          The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term investments. The Company's portfolio does not include any fixed maturities that are low investment-grade and have a high-yield ("junk bonds"). The Company limits its risks by investing in fixed maturities and equity securities of rated companies; mortgage loans adequately collateralized by real estate; selective real estate supported by appraisals; and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.

          The Company periodically reviews its investment portfolio to determine if allowances for possible losses are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information. While management believes that the allowances are adequate, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the losses based upon available information and judgments of the regulatory examiners at the time of their examination.

     (e)  RECOGNITION OF PREMIUM REVENUE AND COSTS

          Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits.

          Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

          Revenues from most universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges,



                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

          surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

     (f)  POLICY ACQUISITION COSTS

          The Company defers costs which vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium paying period of the policies based on the Company's experience. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.

     (g)  POLICY LIABILITIES

          Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

          Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

     (h)  REINSURANCE

          The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" (Statement 113). Statement 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     (i)  INCOME TAXES

          Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (j)  EQUIPMENT

          Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of 3 to 10 years. Additions, renewals, and betterments are capitalized. Expenditures for purchased software, maintenance, and repairs generally are expensed. The costs associated with internally developed software are generally capitalized. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated and any related gain or loss is included in income.

     (k)  SEPARATE ACCOUNTS

          The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund (the Fund) in exchange for shares of the Fund. Under Oklahoma law, the assets of Account A are segregated from the Company's assets, are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

          The Company also maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B). Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the nine segregated sub-accounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     (l)  BASIC NET INCOME PER SHARE

          Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 1998, 1997, and 1996, the weighted average number of shares was 250,000. There are no dilutive securities outstanding.

     (m)  RECLASSIFICATIONS

          Certain prior year amounts have been reclassified to be consistent with the current year presentation.

     (n)  NEW ACCOUNTING PRONOUNCEMENTS

          The Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," in 1998. SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income (loss) consists of net income (loss) and net unrealized gains (losses) on securities available-for-sale and is presented in the consolidated statements of stockholders' equity. SFAS No. 130 requires only additional disclosures in the consolidated financial statements; it does not affect the Company's financial position or results of operations. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

          On January 1, 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits." SFAS No. 132 revises employers' disclosures about pension and other postretirement benefits plans. SFAS No. 132 does not change the method of accounting for such plans. Prior year disclosures in the notes to the financial statements have been revised to conform to the requirements of SFAS No. 132.

          In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting standards for derivative instruments and hedging activities. It requires that a company recognize all derivatives as either assets or liabilities in the statement of financial condition and measure those instruments at fair value. This statement is required to be adopted by the Company in 2000. Management does not anticipate this statement to have a material adverse impact on the consolidated financial position or the future results of operations of the Company.

          In December 1997, the AICPA issued Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). This statement provides: (1) guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, (2) guidance on how to measure the


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

          liability, (3) guidance on when an asset may be recognized for a portion of all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges, and (4) requirements for disclosures of certain information. SOP 97-3 is effective for financial statements for fiscal years beginning after December 15, 1998. The Company does not anticipate this statement to have a material impact on the consolidated financial position or the future results of the operations of the Company.

          In March 1998, the AICPA issued Statement of Position No. 98-1 (SOP 98-1), "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." This statement provides guidance for determining whether costs of software developed or obtained for internal use should be capitalized or expensed as incurred. The guidance provided by SOP 98-1 applies only to such costs incurred prospectively and is no retroactive to prior periods. In the past, the Company has capitalized certain costs related to internally-developed software, in a manner consistent with the guidance provided by SOP 98-1. SOP 98-1 is effective for fiscal years beginning after December 15, 1998. The Company does not anticipate this statement to have a material impact on the consolidated financial position or the future results of the operations of the Company.

          In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
          Accounting: Accounting for Insurance and Reinsurance Contracts that do not Transfer Insurance Risk" (SOP 98-7). This statement provides that insurance and reinsurance contracts for which the deposit method is appropriate should be classified and accounted for as one of the following, those that (1) transfer only significant timing risk, (2) transfer only significant underwriting risk, (3) transfer neither significant timing nor underwriting risk, or (4) have an indeterminate risk. SOP 98-7 does not address when deposit accounting should be applied. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The Company is currently completing its evaluation of the financial impact of this statement, as well as the changes to its related disclosures.

     (2)  STATUTORY FINANCIAL INFORMATION

          The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from financial statements prepared on the basis of generally accepted accounting principles. The Company reported statutory net income for the years ended December 31, 1998, 1997, and 1996, of approximately $12,577,000, $16,276,000, and $13,227,000, respectively. The Company reported statutory capital and surplus at December 31, 1998 and 1997, of approximately $126,277,000 and $119,523,000, respectively.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

          Retained earnings of the Company and its insurance subsidiaries are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company or an insurance subsidiary are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year.

          The Oklahoma Insurance Department has adopted risk based capital (RBC) requirements for life insurance companies. These requirements are applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

          The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

          At December 31, 1998 and 1997, the statutory TAC of the Company significantly exceeds the level requiring corrective action.

          On March 16, 1998, the NAIC approved the codification of statutory accounting practices. The codification will constitute the only source of "prescribed" statutory accounting practices and is subject to adoption by the Oklahoma Insurance Department. The Statements of Statutory Accounting Principles established under the codification are generally effective January 1, 2001. The Company has not determined the impact the adoption of the codification will have on statutory surplus.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     (3)  INVESTMENTS

          Investment income for the years ended December 31 is summarized below (in thousands):

                                                                 1998        1997        1996
                                                               --------    --------    --------
                          Interest on fixed maturities         $ 64,207      61,556      58,271
                          Dividends on equity securities              7          25          44
                          Interest on mortgage loans             11,890      12,091      11,747
                          Investment real estate income           1,208       2,285       3,295
                          Interest on policy loans                1,468       1,411       1,281
                          Interest on short-term investments        267         244         120
                          Net realized gains on investments       2,053       1,823       1,793
                          Other                                     647         787       1,186
                                                               --------    --------    --------
                                                                 81,747      80,222      77,737
                          Less investment expenses              (11,268)    (11,047)    (10,235)
                                                               --------    --------    --------
                          Net investment income                $ 70,479      69,175      67,502
                                                               ========    ========    ========

          Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                                     1998                       1997                        1996
                                           ------------------------   ------------------------    ------------------------
                                            REALIZED     UNREALIZED    REALIZED     UNREALIZED     REALIZED     UNREALIZED
                                           ----------    ----------   ----------    ----------    ----------    ----------
                    Fixed maturities
                      held-to-maturity     $       90          --            173          --          (1,127)         --
                    Fixed maturities
                      available-for-sale          534         8,521          449        12,600           573       (19,051)
                    Equity securities            --           1,332         --          (1,641)           27         2,986
                    Real estate                 1,283          --          1,219          --           2,398          --
                    Mortgage loans                147          --            (15)         --             (68)         --
                    Other                          (1)         --             (3)         --             (10)         --
                                           ----------    ----------   ----------    ----------    ----------    ----------
                                           $    2,053         9,853        1,823        10,959         1,793       (16,065)
                                           ==========    ==========   ==========    ==========    ==========    ==========

          Included in the above realized gains (losses) is the increase (decrease) in the allowance for possible losses on mortgage loans of $(147,000), $16,000, and $(790,000), in 1998, 1997, and 1996,
          respectively, and the increase in the allowance for losses on investment real estate of $117,000 in 1996. In addition, the Company realized net gains of approximately $554,000 and $1,000 during 1998, and 1996, respectively, on investments in fixed maturities that were called or prepaid.



                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     (a)  HELD-TO-MATURITY

          The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity are as follows (in thousands):

                                                  DECEMBER 31, 1998
                                     --------------------------------------------
                                                  GROSS       GROSS     ESTIMATED
                                     AMORTIZED  UNREALIZED  UNREALIZED    FAIR
                                       COST       GAINS      LOSSES       VALUE
                                     ---------  ----------  ----------  ---------
        U.S. Treasury securities
          and obligations of U.S.
          government corporations
          and agencies               $  9,011        992       --        10,003

        Corporate securities          118,417      7,445       --       125,862

        Mortgage-backed securities     84,194      2,181        (25)     86,350
                                     --------   --------   --------    --------
            Totals                   $211,622     10,618        (25)    222,215
                                     ========   ========   ========    ========

                                                  DECEMBER 31, 1997
                                     --------------------------------------------
                                                  GROSS       GROSS     ESTIMATED
                                     AMORTIZED  UNREALIZED  UNREALIZED    FAIR
                                        COST      GAINS       LOSSES      VALUE
                                     ---------  ----------  ----------  ---------
         U.S. Treasury securities
          and obligations of U.S.
          government corporations
          and agencies                $  9,001        659       --         9,660

         Corporate securities          131,251      4,826       (354)    135,723

         Mortgage-backed securities     94,547      2,037       (104)     96,480
                                      --------   --------   --------    --------
             Totals                   $234,799      7,522       (458)    241,863
                                      ========   ========   ========    ========

          The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity at December 31, 1998 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

                                                                    ESTIMATED
                                                      AMORTIZED       FAIR
                                                         COST         VALUE
                                                      ----------   ----------
             Due in one year or less                  $    2,999        3,031
             Due after one year through five years        18,530       19,141
             Due after five years through ten years       48,716       52,084
             Due after ten years                          57,183       61,609
                                                      ----------   ----------
                                                         127,428      135,865
             Mortgage-backed securities                   84,194       86,350
                                                      ----------   ----------
                                                      $  211,622      222,215
                                                      ==========   ==========

          Proceeds from sales of investments in fixed maturities held-to-maturity during 1998, 1997, and 1996 were approximately $5,887,000, $9,006,000, and $7,948,000, respectively. Gross gains of approximately $173,000, and $33,000, in 1997 and 1996, respectively, were realized on those sales. In 1998 and 1996 gross losses of approximately $124,000 and $1,161,000, respectively were realized on those sales. In 1998, 1997, and 1996, significant deterioration in the issuers' creditworthiness caused the Company to change its intent to hold these securities to maturity.

     (b)  AVAILABLE-FOR-SALE

          The gross unrealized holding gains on equity securities available-for-sale were approximately $2,108,000 and $779,000 in 1998 and 1997, respectively. Gross unrealized holding losses on equity securities available-for-sale were approximately $63,000 and $66,000 in 1998 and 1997, respectively.



                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):

                                                    DECEMBER 31, 1998
                                    -------------------------------------------------
                                                   GROSS         GROSS
                                                 UNREALIZED    UNREALIZED   ESTIMATED
                                    AMORTIZED     HOLDING       HOLDING       FAIR
                                      COST         GAINS         LOSSES       VALUE
                                    ---------    ----------    ----------   ---------
     U.S. Treasury securities
      and obligations of U.S.
      government corporations
      and agencies                  $ 89,249        3,230          (25)       92,454

     Corporate securities            439,030       21,958         (290)      460,698

     Mortgage-backed securities      163,556        3,652         (139)      167,069
                                    --------      -------        -----      --------
        Totals                      $691,835       28,840         (454)      720,221
                                    ========      =======        =====      ========

                                                    DECEMBER 31, 1997
                                    -------------------------------------------------
                                                   GROSS         GROSS
                                                 UNREALIZED    UNREALIZED   ESTIMATED
                                    AMORTIZED     HOLDING       HOLDING       FAIR
                                      COST         GAINS         LOSSES       VALUE
                                    ---------    ----------    ----------   ---------
     U.S. Treasury securities
      and obligations of U.S.
      government corporations
      and agencies                  $ 89,182        2,249          (65)       91,366

     Corporate securities            382,599       14,128         (195)      396,532

     Mortgage-backed securities      150,931        3,909         (161)      154,679
                                    --------      -------        -----      --------
        Totals                      $622,712       20,286         (421)      642,577
                                    ========      =======        =====      ========

     The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31, 1998 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                     (Continued)

              AMERICAN FlDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

                                                             ESTIMATED
                                                AMORTIZED      FAIR
                                                  COST         VALUE
                                                --------     ---------
     Due in one year or less                    $ 46,395       46,830
     Due after one year through five years       199,552      207,039
     Due after five years through ten years      182,320      191,083
     Due after ten years                         100,012      108,200
                                                --------     --------
                                                 528,279      553,152
     Mortgage-backed securities                  163,556      167,069
                                                --------     --------

                                                $691,835      720,221
                                                ========     ========

     Proceeds from sales of investments in fixed maturities available-for-sale were approximately $37,058,000, $102,958,000, and $136,577,000, in 1998,
     1997, and 1996, respectively. Gross gains of approximately $206,000, $1,152,000, and $1,257,000 and gross losses of approximately $12,000, $703,000, and $684,000 were realized on those sales in 1998, 1997, and 1996, respectively.

     At December 31, 1998 and 1997, investments with carrying values of approximately $2,662,000 and $2,497,000, respectively, were on deposit with state insurance departments as required by statute.

                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

                                                      1998                   1997
                                              ---------------------   ----------------------
                                              CARRYING   ESTIMATED    CARRYING    ESTIMATED
                                               AMOUNT    FAIR VALUE    AMOUNT     FAIR VALUE
                                              ---------------------   ----------------------
     Financial assets:
       Cash                                   $ 17,245      17,245       8,427       8,427
       Short-term and other investments         19,181      19,181      20,770      20,770
       Accounts receivable                      30,932      30,932      35,819      35,819
       Accrued investment income                15,523      15,523      14,357      14,357
       Reinsurance receivables on paid
       and unpaid benefits                      61,201      61,201      57,503      57,503
       Policy loans                             11,147      11,147       8,668       8,668
       Fixed maturities held-to-maturity       211,622     222,215     234,799     241,863
       Fixed maturities available-for-sale     720,221     720,221     642,577     642,577
       Equity securities                        13,317      13,317      11,736      11,736
       Mortgage loans                          133,440     142,600     135,122     145,763

     Financial liabilities:
       Certain policy liabilities              637,618     620,611     639,272     620,976
       Other liabilities                        39,868      39,868      36,099      36,099
       Notes payable                            57,858      58,250      50,719      51,247

     CASH, SHORT-TERM AND OTHER INVESTMENTS, ACCOUNTS RECEIVABLE, ACCRUED INVESTMENT INCOME, REINSURANCE RECEIVABLES ON PAID AND UNPAID BENEFITS, AND OTHER LIABILITIES

     The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

     POLICY LOANS

     Policy loans have average interest rates of 6.75% and 6.95% as of December 31, 1998 and 1997, respectively, and have no specified maturity dates. The aggregate fair value of policy loans approximates the carrying value reflected on the consolidated balance sheets. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies which the Company has in force and cannot be valued separately.

                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     FIXED MATURITY INVESTMENTS

     The fair value of fixed maturity investments is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

     EQUITY SECURITIES

     The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

     MORTGAGE LOANS

     Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 8.27% and 8.70% for December 31, 1998 and 1997, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 7.15% and 7.29% for December 31, 1998 and 1997, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

     CERTAIN POLICY LIABILITIES

     Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities which do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

                                           DECEMBER 31, 1998          DECEMBER 31, 1997
                                         ----------------------    -----------------------
                                         CARRYING    ESTIMATED     CARRYING     ESTIMATED
                                          AMOUNT     FAIR VALUE     AMOUNT      FAIR VALUE
                                         --------    ----------    --------     ----------
                                             (in thousands)            (in thousands)
          Funds held under deposit
            administration contracts     $577,301      560,650      580,499      562,961

          Annuities                        60,317       59,961       58,773       58,015

     NOTES PAYABLE

     The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are similar to those used for the valuation of the Company's commercial mortgage loan portfolio, except for the Company's notes payable to the Federal Home Loan Bank of Topeka, which are valued using discount rates at or near the carried rates because the notes have relatively short lives or carry the option of conversion to an adjustable rate.

     LIMITATIONS

     Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

(5)  DEFERRED POLICY ACQUISITION COSTS

     Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the increase in deferred policy acquisition costs, is summarized as follows (in thousands):

                                        LIFE        ACCIDENT
                                     AND ANNUITY   AND HEALTH     TOTAL
                                     -----------   ----------     -----
     Year ended December 31, 1998:
        Deferred costs                 $ 7,260       33,371       40,631
        Amortization                    (4,669)     (19,958)     (24,627)
                                       -------      -------      -------
        Net increase                   $ 2,591       13,413       16,004
                                       =======      =======      =======
     Year ended December 31, 1997:
        Deferred costs                 $ 8,600       28,734       37,334
        Amortization                    (5,581)     (16,513)     (22,094)
                                       -------      -------      -------
        Net increase                   $ 3,019       12,221       15,240
                                       =======      =======      =======
     Year ended December 31, 1996:
        Deferred costs                 $ 7,088       22,145       29,233
        Amortization                    (6,437)     (12,714)     (19,151)
                                       -------      -------      -------
        Net increase                   $   651        9,431       10,082
                                       =======      =======      =======


                                                                     (Continued)

             AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                    December 31, 1998, and 1997, and 1996

(6)  RESERVES FOR FUTURE POLICY BENEFITS

     Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):

                                                                              INTEREST
                                                   1998          1997        ASSUMPTIONS
                                                 --------      -------     ---------------
     Life and annuity reserves:
      Issued prior to 1970                       $  3,218        3,308      4.75%
      Issued 1970 through 1980                     28,458       28,796      6.75% to 5.25%
      Issued after 1982 (indeterminate
       premium products)                              593          559     10.00% to 8.50%
      Issued through 1987 (SGLI acquisition)        1,336        1,360     11.00%
      Issued 1981 - 1994 (all other)               28,875       28,018      8.50% to 7.00%
      Issued after 1994 (all other)                 4,195        2,892      7.00%
      Life contingent annuities                    32,825       30,894     Various*
      Group term life waiver of premium
       disabled lives                               5,287        5,311      6.00%
      Reserves acquired through assumption
       reinsurance agreement (see note 12)         21,971         --        5.50% to 2.25%
      All other life reserves                       4,736        4,525     Various
                                                 --------      -------
                                                 $131,494      105,663
                                                 ========      =======

     * These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at the assumed interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates assumed.

     Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after) and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company's prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(7)  LIABILITY FOR BENEFITS PAYABLE

     The provision for benefits pertaining to prior years did not change significantly in 1998 or 1997.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

(8)  NOTES PAYABLE

     Notes payable as of December 31 are summarized as follows:

                                                                 1998        1997
                                                                -------    -------
                                                                  (in thousands)
     5.49% line of credit, due in 1999, interest due monthly    $ 3,500       --
     5.49% line of credit, due in 1999, interest due monthly      5,000       --
     5.07% line of credit, due in 1999, interest due monthly      3,000      3,000
     5.52% line of credit, due in 1999, interest due monthly     10,000     10,000
     6.84% line of credit, due in 2000, interest due monthly      4,000      4,000
     5.81% line of credit, due in 2002, interest due monthly     10,000     10,000
     5.78% line of credit, due in 2002, interest due monthly      3,000      3,000
     5.05% line of credit, due in 2005, interest due monthly      5,000       --
     5.55% line of credit, due in 2008, interest due monthly      6,500       --
     5.03% line of credit, due in 2008, interest due monthly      5,000       --
     8.4% mortgage loan, due in monthly installments of
       $22,000 (including interest) to 2027                       2,858      2,881
     Various notes payable, paid in 1998                           --       17,838
                                                                -------    -------
                                                                $57,858     50,719
                                                                =======    =======

     The promissory notes are guaranteed by AFC. The mortgage loan is secured by a mortgage on other investment real estate. The mortgage loan is also secured by an assignment of the leases on investment real estate.

     AFA has a $55,000,000 line of credit with the Federal Home Loan Bank of Topeka. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $71,230,000 at December 31, 1998. The collateral required for this line of credit at December 31, 1998, was $63,250,000. The pledged securities are held in the Company's name in a custodial account at InvesTrust, N.A., to secure current and future borrowings. To participate in this available credit, AFA has purchased 126,202 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $13,061,000 at December 31, 1998.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     Interest expense for the years ended December 31, 1998, 1997, and 1996, totaled approximately $3,336,000, $2,076,000, and $1,319,000, respectively.

     Scheduled maturities (excluding interest) of the above indebtedness at December 31, 1998, are as follows (in thousands):

                1999                             $   21,525
                2000                                  4,027
                2001                                     30
                2002                                 13,032
                2003                                     35
              Thereafter                             19,209
                                                 ----------
                                                 $   57,858
                                                 ==========

(9)  INCOME TAXES

     Total income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to the recapture of certain tax reserve benefits on reinsurance recaptured by the ceding company in 1997, loss on the disposition of a subsidiary in 1997, payments made to AFC in 1998 and 1997 treated as management fees for tax purposes, and the correction of prior year estimates of deferred taxes in 1998 and 1997.

     The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31, are presented below
     (in thousands):

                                                     1998          1997
                                                   --------       -------
     Deferred tax assets:
        Other investments                               450           522
        Life and health reserves                     17,906        12,783
        Other liabilities                              --            --
                                                   --------       -------
          Total gross deferred tax assets            18,356        13,305
                                                   --------       -------
     Deferred tax liabilities:
        Fixed maturities                            (10,795)       (7,602)
        Equity securities                              (715)         (250)
        Deferred policy acquisition costs           (62,378)      (57,151)
        Other assets                                 (6,803)       (6,902)
        Other liabilities                              (820)         (598)
                                                   --------       -------
          Total gross deferred tax liabilities      (81,511)      (72,503)
                                                   --------       -------
          Net deferred tax liability               $(63,155)      (59,198)
                                                   ========       =======


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.

     The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax paying entities. At December 31, 1998 and 1997, other accounts receivable (payable) includes income taxes receivable (payable) from (to) AFC and other members of the consolidated group of approximately $(687,000) and $6,550,000, respectively.

     Prior to 1984, life insurance companies were taxed under the 1959 Tax Act on the lesser of taxable income or gain from operations plus one-half of any excess of gain from operations over taxable investment income. The one-half of the excess of the gain from operations was accumulated in a special memorandum tax account known as the "policyholders surplus account"
     (PSA). Accumulations at December 31, 1998 were approximately $8,161,000 for AFA. Pursuant to the Tax Reform Act of 1984, the PSA was "frozen" at the December 31, 1983 amount and, accordingly, no further additions to the PSA will be made. These excess amounts in the PSA will become taxable at the regular corporate tax rate, if distributions to stockholders exceed certain stated amounts or if certain criteria are not met. No provision for deferred federal income taxes applicable to the PSA has been made because management is of the opinion that no distribution of the PSA will be made in the foreseeable future.

(10) OTHER COMPREHENSIVE INCOME (LOSS)

     The change in the components of other comprehensive income (loss) are reported net of income taxes for the periods indicated, as follows (in thousands):

                                                     YEAR ENDED DECEMBER 31, 1998
                                                 ------------------------------------
                                                 PRE-TAX          TAX           NET
                                                  AMOUNT         EFFECT        AMOUNT
                                                 -------         ------        ------
     Unrealized holding gain on investments:
       Unrealized holding gain arising
         during the period                       $ 10,387        (3,635)        6,752
       Less: reclassification adjustment for
         gains included in net income                (534)          186          (348)
                                                 --------        ------         -----

     Other comprehensive income                  $  9,853        (3,449)        6,404
                                                 ========        ======         =====

                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

                                                     YEAR ENDED DECEMBER 31, 1997
                                                 ------------------------------------
                                                 PRE-TAX          TAX           NET
                                                  AMOUNT         EFFECT        AMOUNT
                                                 -------         ------        ------

     Unrealized holding gain on investments:
       Unrealized holding gain arising
         during the period                       $ 11,408        (3,993)        7,415
       Less: reclassification adjustment for
         gains included in net income                (449)          153          (296)
                                                 --------        ------         -----

     Other comprehensive income                  $ 10,959        (3,840)        7,119
                                                 ========        ======         =====

                                                    YEAR ENDED DECEMBER 31, 1996
                                                 ----------------------------------
                                                 PRE-TAX        TAX           NET
                                                  AMOUNT       EFFECT        AMOUNT
                                                 -------       ------        ------

     Unrealized holding loss on investments:
       Unrealized holding loss arising
         during the period                      $ (15,465)      5,413     (10,052)
       Less: reclassification adjustment for
         gains included in net income                (600)        876        (276)
                                                ---------       -----      ------

     Other comprehensive loss                   $ (16,065)      6,289      (9,776)
                                                =========       =====      ======

(11) REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no allowance for uncollectible amounts has been included in the financial statements. At December 31, 1998 and 1997, reinsurance receivables with a carrying value of approximately $13,597,000 and $22,844,000, respectively were associated with two reinsurers.

     Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 1998 and 1997, the face amounts of life insurance in force that are reinsured amounted


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     to approximately $846,000,000 (approximately 12.6% of total life insurance in force) and $307,000,000 (approximately 4.6% of total life insurance in force), respectively.

     Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. Retention limits range from $50,000 for individual cancer coverage to $250,000 for major medical coverage.

     The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $(114,225,000), $(92,731,000), and $(83,947,000) for life and accident and health reinsurance ceded, and $14,220,000, $416,000, and $2,897,000, for life and accident and health reinsurance assumed, for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $88,999,000, $72,522,000, and $61,730,000, for the years ended December 31, 1998, 1997, and 1996, respectively.

(12) ACQUIRED BUSINESS

     Effective July 1, 1998, the Company entered into an assumption reinsurance agreement with American Standard Life and Accident Insurance Company (ASL) of Enid, Oklahoma, the National Organization of Life and Health Guaranty Associations (NOLHGA) and the guaranty associations in the states where ASL originally conducted its business. Under this agreement, the Company has assumed the majority of ASL's policies inforce, with the exception of those policies issued in states where a guaranty association does not exist. Effective July 1, 1998, the Company assumed approximately $24 million in life, annuity and health reserves under this agreement, of which approximately $5 million were subsequently ceded to a third-party reinsurer. ASL is an Oklahoma domiciled company in receivership under the oversight of the Oklahoma Insurance Department and NOLHGA.

     The Company recorded an asset for the value of the business acquired based on the present value of the estimated future profits on the business (PVP), at a 6.75% discount rate. The PVP was estimated to be $4,313,000 at July 1, 1998. Approximately $311,000 of amortization was recorded in 1998, and is included in operating expenses in the accompanying consolidated statement of income. The December 31, 1998 balance of the PVP asset approximates $4,002,000 and is included in other assets in the accompanying consolidated balance sheet.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     An estimate of the amortization of the PVP for the next five years is as follows:

                   1999         $ 579,000
                   2000           504,000
                   2001           437,000
                   2002           379,000
                   2003           328,000

(13) EMPLOYEE BENEFIT PLANS

     The Company and its subsidiaries participate in a pension plan (the Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

     The Plan's funded status as of December 31, is summarized as follows (in thousands):

                                                               1998           1997
                                                             --------        ------
     Actuarial present value of benefit obligation
      Vested benefits                                        $ 16,182        14,455
      Nonvested benefits                                        1,947         1,850
                                                             --------        ------
         Total accumulated benefit obligation                $ 18,129        16,305
                                                             ========        ======

     Change in benefit obligation:
      Benefit obligation at beginning of period              $ 19,466        15,278
      Service cost                                              1,662         1,284
      Interest cost                                             1,391         1,193
      Actuarial loss                                            1,342         2,598
      Benefits paid                                            (1,604)         (887)
                                                             --------        ------
         Benefit obligation at end of period                 $ 22,257        19,466
                                                             ========        ======

     Change in plan assets:
      Fair value of plan assets at beginning of period       $ 21,839        17,587
      Actual return on plan assets                              3,970         4,340
      Employer contributions                                     --             799
      Benefits paid                                            (1,604)         (887)
                                                             --------        ------
        Fair value of plan assets at end of period           $ 24,205        21,839
                                                             ========        ======

                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

                                                       1998          1997
                                                      -------        -----
     Funded status at end of year (Plan assets in
       excess of projected benefit obligation):       $ 1,948        2,373
     Unrecognized transition asset                       (161)        (298)
     Unrecognized net actuarial (gain) loss              (461)         205
     Unrecognized prior service cost due to plan
       amendment                                          385          449
                                                      -------        -----
         Prepaid benefit cost                         $ 1,711        2,729
                                                      =======        =====

     In determining the projected benefit obligation, the weighted average assumed discount rates used were 6.75% and 7.0% in 1998 and 1997, respectively. The rate of increase in future salary levels was 5.0% in 1998 and 1997. The expected long-term rate of return on assets used in determining net periodic pension cost was 9.5% in 1998 and 1997. Plan assets are invested in fixed maturities, equity securities and in short-term investments.

     Net periodic pension cost for the years ended December 31, included the following (in thousands):

                                                         1998         1997         1996
                                                       -------        -----        -----
     Service costs - benefits earned during period     $ 1,662        1,284        1,237
     Interest costs                                      1,391        1,193        1,054
     Expected return on plan assets                     (1,962)      (4,065)      (3,711)
     Net amortization and deferral                         (73)       2,332        2,421
                                                       -------       ------       ------

     Net periodic pension cost                         $ 1,018          744        1,001
                                                       =======       ======       ======

     The Company participates in a defined contribution thrift and profit sharing plan as provided under section 401(a) of the Internal Revenue Code, which includes the tax deferral feature for employee contributions provided by section 401(k) of the Internal Revenue Code. The Company contributed approximately $1,023,000, $881,000, and $822,000, to this plan during the years ended December 31, 1998, 1997, and 1996, respectively.

(14) COMMITMENTS AND CONTINGENCIES

     Rent expense for office space and equipment for the years ended December 31, 1998, 1997, and 1996, was approximately $8,573,000, $6,163,000, and
     $5,674,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 1998, under noncancellable long-term leases for office space are as follows (in thousands):


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

                        1999          $ 1,520
                        2000            1,320
                        2001              862
                        2002              690
                        2003              163
                        Thereafter        199

     The Company has pledged approximately $20,249,000 of its treasury notes as collateral on lines of credit held by affiliated companies.

     The Company has outstanding mortgage loan commitments of approximately $10,595,000 and $8,165,000 at December 31, 1998 and 1997, respectively.

     In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

     Like other financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by the Company and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Company has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date related fields in the Company's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside the Company must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Those systems were tested on December 31, 1997 and went through year-end processing without incident. The final test of all systems will be run in 1999. Management is expending considerable resources in a concerted effort to meet this technology-related threat. Although there is no guarantee that there will be no adverse impact on the Company of some sort as January 1, 2000 passes, the Company is hopeful that any adverse impact will be minimal.

(15) RELATED PARTY TRANSACTIONS

     The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the years ended December 31, 1998, 1997, and 1996, rentals paid under these leases were approximately $3,989,000, $3,577,000, and $2,966,000, respectively.


                                                                     (Continued)

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                      December 31, 1998, and 1997, and 1996

     During the years ended December 31, 1998 and 1997, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $3,190,000 and $3,232,000, respectively.

     During the years ended December 31, 1998, 1997, and 1996, the Company and its subsidiaries paid management fees and investment advisory fees to AFC totaling approximately $4,523,000, $2,848,000, and $16,536,000, respectively.

     The Company and its subsidiaries lease office space from a subsidiary of AFC. The rent payments associated with the lease will be approximately $2,100,000 per year for the next 14 years.

     During 1998, the Company paid a cash dividend of approximately $12,706,000 to AFC.

     During 1997, the Company paid a dividend of approximately $33,834,000 to AFC. This dividend was in the form of cash payments of approximately $8,800,000, common stock in affiliated companies (including SGLI) of approximately $16,588,000 (including deferred tax liabilities assumed by AFC of $683,000), and common stock in non-affiliated companies of approximately $8,446,000 (including a deferred tax liability retained by the Company of $1,961,000). This transaction was approved by the Oklahoma Insurance Department.

     During 1998 and 1997, the Company entered into a three-year software lease agreement with AFC. Lease expense related to this agreement was approximately $1,344,000 and $616,000 for the years ended December 31, 1998 and 1997, respectively, and is included in selling costs and other operating, administrative and general expenses.

     Short-term and other investments at December 31, 1997 includes a note receivable from AFC of approximately $3,328,000, which was repaid in 1998.

     Short-term and other investments at December 31, 1995 include notes receivable from AFC totaling approximately $6,485,000 which were repaid in 1996. During the year ended December 31, 1996, the Company recorded investment income on the notes from AFC of approximately $481,000.

     AFC and several of its subsidiaries rented office space in the home office building from the Company until the home office building was sold in 1997. During the years ended December 31, 1997, and 1996, the Company received rental income from AFC and several of its subsidiaries of approximately $299,000, and $1,280,000, respectively.

     During 1996, AFC contributed capital of approximately $2,198,000 through forgiveness of a deferred tax liability owed by AFA to AFC.

     An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Schedule III - Business Segment Information

                  Years Ended December 31, 1998, 1997 and 1996

                                 (In Thousands)

     The Company's reportable segments are its strategic business units. The components of operations for the years ended December 31, 1998, 1997, and 1996 are included in the table below.

     Assets and related investment income are allocated based upon related insurance reserves which are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

                                                           1998           1997            1996
                                                        ----------      ---------       ---------
     TOTAL REVENUES:
      American Fidelity Education Services Division     $  158,707        152,021         142,493
      Association Group Division                           113,519        105,784          99,979
      Strategic Alliance Division                           45,987         32,290          24,558
      Non insurance operations                                 745           (504)          1,966
                                                        ----------      ---------       ---------

                                                        $  318,958        289,591         268,996
                                                        ==========      =========       =========

     PRETAX EARNINGS:
      American Fidelity Education Services Division     $   16,407         24,621          14,275
      Association Group Division                             6,242         10,683           9,349
      Strategic Alliance Division                           10,727         (2,344)         (1,903)
      Non insurance operations                                  80         (2,340)            397
                                                        ----------      ---------       ---------

                                                        $   33,456         30,620          22,118
                                                        ==========      =========       =========

     TOTAL ASSETS:
      American Fidelity Education Services Division     $1,156,565      1,029,976         922,671
      Association Group Division                           201,115        192,507         197,225
      Strategic Alliance Division                          274,732        274,818         239,986
      Non insurance operations                               2,536          2,135           3,170
                                                        ----------      ---------       ---------

                                                        $1,634,948      1,499,436       1,363,052
                                                        ==========      =========       =========

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                            Schedule IV - Reinsurance

                  Years ended December 31, 1998, 1997 and 1996

                                 (In Thousands)

                                                                                                    PERCENTAGE
                                                           CEDED          ASSUMED                   OF AMOUNT
                                            GROSS         TO OTHER       FROM OTHER       NET        ASSUMED
                                            AMOUNT        COMPANIES      COMPANIES       AMOUNT       TO NET
                                          ----------      ---------      ----------    ----------   ----------
     Year ended December 31, 1998
       Life insurance in force            $7,565,337        846,113             10      6,719,234       --
                                          ==========       ========       ========     ==========
       Premiums:
        Life insurance                    $   18,034          3,154         12,021         26,901      44.69 %
        Accident and health insurance        315,693        111,071          2,199        206,821       1.06 %
                                          ----------       --------       --------     ----------
        Total premiums                       333,727        114,225         14,220        233,722       6.08 %
                                          ==========       ========       ========     ==========
     Year ended December 31, 1997
       Life insurance in force            $6,872,047        306,917             10      6,565,140       --
                                          ==========       ========       ========     ==========
       Premiums:
        Life insurance                    $   26,756          1,474           --           25,282       --
        Accident and health insurance        272,785         91,257            416        181,944       --
                                          ----------       --------       --------     ----------
        Total premiums                       299,541         92,731            416        207,226       --
                                          ==========       ========       ========     ==========
     Year ended December 31, 1996
       Life insurance in force            $6,276,241        403,148        125,101      5,998,194       2.09 %
                                          ==========       ========       ========     ==========
       Premiums:
        Life insurance                    $   23,240          1,907          2,854         24,187      11.80 %
        Accident and health insurance        248,054         82,040             43        166,057       --
                                          ----------       --------       --------     ----------
        Total premiums                    $  271,294         83,947          2,897        190,244       1.52 %
                                          ==========       ========       ========     ==========


See accompanying independent auditors' report.

                                     PART C

                                OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

         The following financial statements are included in Part B of this registration statement:

AMERICAN FIDELITY SEPARATE ACCOUNT A


         Independent Auditors' Report
         Statement of Assets and Liabilities as of January 1, 1999 Notes to Statement of Assets and Liabilities


AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES


         Independent Auditors' Report
         Consolidated Balance Sheets as of December 31, 1998 and 1997 Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996
         Consolidated Statements of Stockholder's Equity for the Years Ended
           December 31, 1998, 1997 and 1996
         Consolidated Statements of Cash Flows for the Years Ended December 31,
           1998, 1997 and 1996
         Notes to Consolidated Financial Statements
         Schedule III - Business Segment Information for the Years Ended December 31, 1998, 1997 and 1996
         Schedule IV - Reinsurance for the Years Ended December 31, 1998, 1997 and 1996


         (b)      Exhibits


Exhibit
Number
1.1  -   Resolution adopted by the Board of Directors of American Fidelity on
         May 7, 1968, authorizing establishment of the Registrant. Incorporated herein by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November
         25, 1998 (No. 2-30771).

1.2  -   Resolution adopted by the Board of Directors of American Fidelity on
         April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated herein by reference to Exhibit 1.2 to
         Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

1.3  -   Resolution adopted by the Board of Managers of the Registrant on March
         19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated herein by reference to Exhibit 1.3 to
         Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

2    -   Not applicable.

3    -   Underwriting Contract between the Registrant and American Fidelity
         Securities, Inc. dated December 20, 1972. Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 43 to
         Registrant's registration statement on Form N-4 filed on November 25,
         1998 (No. 2- 30771).

4.1  -   Form of Variable Annuity Master Contract. Incorporated herein by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to
         Registrant's registration statement on Form N-4 filed on November 25,
         1998 (No. 2-30771).

4.2  -   Form of Variable Annuity Contract Certificate. Incorporated herein by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to
         Registrant's registration statement on Form N-4 filed on November 25,
         1998 (No. 2-30771).

5    -   Forms of Variable Annuity Application. Incorporated herein by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant's
         registration statement on Form N-4 filed on November 25, 1998 (No.
         2-30771).

6.1  -   Articles of Incorporation of American Fidelity and all amendments through November 4, 1987. Incorporated herein by reference to Exhibit
         6.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

6.2  -   Amended and Restated Bylaws of American Fidelity dated November 24,
         1997. Incorporated herein by reference to Exhibit 8.2 to Post-Effective
         Amendment No. 42 to Registrant's registration statement on Form N-3 filed on April 24, 1998 (No. 2-30771).

7    -   Not applicable.


8    -   Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity. Incorporated herein by reference to
         Post-Effective Amendment No. 44 to Registrant's registration statement on Form N-4 filed on January 11, 1999 (No. 2-30771).



9*   -   Opinion and Consent of Counsel.


10*  -   Independent Auditors' Consent.

11   -   Not applicable.

12   -   Not applicable.

13*  -   Schedule for computation of performance quotations.

14   -   Not applicable.

15*  -   American Fidelity organization chart.


-----------------
* Filed herewith.


ITEM 25 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR

         Name and Principal                             Positions and Offices
          Business Address                              with American Fidelity
         ------------------                             ----------------------
         Lynda L. Cameron                               Director
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William M. Cameron                             Chairman and Chief
         2000 N. Classen Boulevard                      Executive Officer, Director
         Oklahoma City, OK 73106

         David R. Carpenter                             Senior Vice President, Treasurer
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William E. Durrett                             Senior Chairman, Director
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         Stephen P. Garrett                             Senior Vice President, Secretary
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William A. Hagstrom                            Director
         800 Research Parkway
         Oklahoma City, OK 73104

         Edward C. Joullian, III                        Director
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         Kenneth D. Klehm                               Senior Vice President
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         Alfred L. Litchenburg                          Senior Vice President
         2000 N. Classen
         Boulevard Oklahoma City, OK 73106


         David R. Lopez                                 Director
         175 E. Houston
         Room 4-A-60
         San Antonio, TX 78205


         Paula Marshall-Chapman                         Director
         2745 East 11th Street
         Tulsa, OK 74104

         John W. Rex                                    President, Chief Operating Officer,
         2000 N. Classen Boulevard                      Director
         Tulsa, OK 74104


         Galen P. Robbins, M.D.                         Director
         11901 Quail Creek Road
         Oklahoma City, OK 73120


         John D. Smith                                  Director
         3400 Peach Tree Road, Suite 831
         Atlanta, GA  30326

ITEM 26 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
           REGISTRANT

         American Fidelity's organization chart is included as Exhibit 15. The subsidiaries of American Fidelity reflected in the organization chart are included in the consolidated financial statements of American Fidelity in accordance with generally accepted accounting principles.

ITEM 27 -- NUMBER OF CONTRACT OWNERS


         As of April 15, 1999, there were 2,237 Contract Owners of qualified contracts offered by the Registrant.


ITEM 28 -- INDEMNIFICATION

         The Bylaws of American Fidelity (Article VIII, Section 3) generally provide that American Fidelity shall indemnify its directors, officers, employees and agents, as well as any person serving at the request of American Fidelity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against liabilities incurred in acting in any such capacity if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of American Fidelity and, with respect to any criminal action, if they had no reasonable cause to believe their conduct was unlawful. Indemnification of these persons is also provided for derivative actions. See American Fidelity's Bylaws filed as Exhibit 6.2 to this registration statement.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 -- PRINCIPAL UNDERWRITERS

         (a) American Fidelity Securities, Inc. is the sole underwriter for the Registrant, American Fidelity Separate Account B and American Fidelity Dual Strategy Fund, Inc.

         (b) Director and officer information for American Fidelity Securities, Inc. is as follows:

Name and Principal                      Positions and Offices
 Business Address                         with Underwriter
------------------                      ---------------------
David R. Carpenter                      Director, Chairman, President, Chief Executive
P. O. Box 25523                         Officer, Treasurer, Chief Financial Officer and
Oklahoma City, OK  73125                Registered Limited Principal

Marvin R. Ewy                           Director, Vice President, Secretary, Chief
P. O. Box 25523                         Compliance Officer and Registered
Oklahoma City, OK  73125                Limited Principal

Nancy K. Steeber                        Director, Vice President, Operations Officer and
P. O. Box 25523                         Registered Limited Principal
Oklahoma City, OK  73125


         (c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. in 1998 were $600,700, representing the 3% sales fee deducted from premium deposits to the Registrant. It received no other compensation from or on behalf of the Registrant during the year.


ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

         The name and address of the person who maintains physical possession of the accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940 are:

                               David R. Carpenter
                       Senior Vice President and Treasurer
                       American Fidelity Assurance Company
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106

ITEM 31 -- MANAGEMENT SERVICES

         Not applicable.

ITEM 32 -- UNDERTAKINGS


                                  UNDERTAKINGS


         The Registrant hereby undertakes to:

         (a) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                  (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

         (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


                                REPRESENTATIONS


         American Fidelity hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity.


         American Fidelity hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

          1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

          2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

          3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

          4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on this 30th day of April, 1999.


                              AMERICAN FIDELITY SEPARATE ACCOUNT A
                              (Registrant)
                              By: American Fidelity Assurance Company
                                  (Depositor)


                              By /s/ John W. Rex
                                 ---------------------------------------
                                 John W. Rex, President

                              AMERICAN FIDELITY ASSURANCE COMPANY
                              (Depositor)


                              By /s/ John W. Rex
                                 ---------------------------------------
                                 John W. Rex, President



As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 30, 1999.


Signature                                                     Title
---------                                                     -----
/s/ William M. Cameron*                                       Chairman, Chief Executive Officer and
-----------------------------------                           Director (Principal Executive Officer)
William M. Cameron

/s/ William E. Durrett*                                       Senior Chairman and Director
-----------------------------------
William E. Durrett

/s/ Lynda L. Cameron*                                         Director
-----------------------------------
Lynda L. Cameron

/s/ John W. Rex                                               Director, President and Chief Operating
-----------------------------------                           Officer
John W. Rex

/s/ Edward C. Joullian, III*                                  Director
-----------------------------------
Edward C. Joullian, III

/s/ Galen P. Robbins, M.D.*                                   Director
-----------------------------------
Galen P. Robbins, M.D.

/s/ John D. Smith*                                            Director
-----------------------------------
John D. Smith

/s/ William A. Hagstrom*                                      Director
-----------------------------------
William A. Hagstron

/s/ David R. Lopez*                                           Director
-----------------------------------
David R. Lopez

/s/ Paula Marshall-Chapman*                                   Director
-----------------------------------
Paula Marshall-Chapman

/s/ David R. Carpenter*                                       Senior Vice President, Controller and
-----------------------------------                           Treasurer (Principal Financial and
David R. Carpenter                                            Accounting Officer)

*By /s/ John W. Rex
    -------------------------------
    John W. Rex, Attorney in-Fact

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
9    -    Opinion and Consent of Counsel

10   -    Independent Auditors' Consent

13   -    Schedule for computation of Performance Quotations

15   -    American Fidelity organization Chart